UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2010

Fundamental Equity Value Funds
Growth and Income
Large Cap Value
Mid Cap Value
Small Cap Value
U.S. Equity

Goldman Sachs Fundamental Equity Value Funds

■	GOLDMAN SACHS GROWTH AND INCOME FUND

■	GOLDMAN SACHS LARGE CAP VALUE FUND

■	GOLDMAN SACHS MID CAP VALUE FUND

■	GOLDMAN SACHS SMALL CAP VALUE FUND

■	GOLDMAN SACHS U.S. EQUITY FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	2
Market Review	3
Portfolio Management Discussions and Performance Summaries	6
Schedules of Investments	40
Financial Statements	54
Notes to Financial Statements	61
Financial Highlights	76
Report of Independent Registered Public Accounting Firm	86
Other Information	87

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Growth and Income Fund invests primarily in large capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Large Cap Value Fund invests primarily in large capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Mid Cap Value Fund invests primarily in mid capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Small Cap Value Fund invests primarily in small capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs U.S. Equity Fund invests primarily in large capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Although it does not currently intend to do so, the Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund may also invest in foreign securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

What Differentiates the Goldman Sachs
Fundamental Equity Value Investment Process?

Goldman Sachs’ Fundamental Equity Value Team believes that all successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Through independent fundamental research, the Team seeks to identify and invest in quality businesses that are selling at compelling valuations.

At the heart of our value investment philosophy is a belief in the rigorous analysis of business fundamentals. Our approach may include:

■ Meetings with management teams and on-site company visits

■ Industry-specific, proprietary financial and valuation models

■ Assessment of management quality

■ Analysis of each company’s competitive position and industry dynamics

■ Interviews with competitors, suppliers and customers

We seek to invest in companies:

■ When market uncertainty exists

■ When their economic value is not recognized by the market

We buy companies with quality characteristics. For us, this means companies that have:

■ Sustainable operating earnings, or competitive advantage

■ Excellent stewardship of capital

■ Capability to earn above their cost of capital

■ Strong or improving balance sheets and cash flow

Value portfolios that strive to offer:

■ Capital appreciation potential as each company’s
true value is recognized in the marketplace

■ Investment style consistency

MARKET REVIEW

Goldman Sachs Fundamental Equity Value Funds

Market Review

Overall, U.S. equities advanced during the twelve months ended August 31, 2010 (the “Reporting Period”), with the Standard & Poor’s 500® Index (the “S&P 500 Index”) posting a return of 4.91% and the Russell 3000® Index generating a 5.64% return.

As the Reporting Period began in September 2009, U.S. equities, as measured by the S&P 500 Index, rose 3.73% — its seventh consecutive month of positive returns and a far cry from where it had been one year prior when the S&P 500 Index had fallen 8.91%. Investors continued to rally around the anticipation of economic recovery. U.S. equity markets then capped a 2009 of extremes on a positive note, posting gains for the fourth calendar quarter despite a backdrop of mixed corporate earnings reports and economic data that left investors with no clear directional signals. News that the U.S. officially came out of recession in the quarter was offset both by reports that unemployment surpassed 10% and by ongoing mixed data on housing. Many companies beat earnings expectations, but did so primarily on cost cutting rather than on sales, muting investor enthusiasm. Bullish investor sentiment on reports of increased demand, particularly from China, kept commodity prices generally strong and pushed crude oil prices up toward $80 per barrel. Mixed economic data from much of the developed world along with European sovereign debt rating concerns boosted gold bullion to a new high of $1,215 per ounce in December. As a result, the materials sector, along with the information technology sector, led during the fourth calendar quarter, as had been the case for most of 2009. The financials sector was a notable underperformer toward the end of the calendar year, as the stocks of a number of large companies came under significant pressure amid concerns over capital raising and their overall health. The S&P 500 Index gained 6.04% for the fourth calendar quarter.

U.S. equity markets continued to post strong gains in the first quarter of 2010, with the S&P 500 Index off to its strongest annual start in over a decade despite a lack of conviction from underlying economic data. Stronger personal spending and retail sales figures jump-started stocks of retailers and others that benefited from consumer spending. Positive numbers from several key manufacturing surveys lifted industrials stocks. While housing and labor data remained mixed, investors opted to view such data, in combination with statements from the Federal Reserve (“the Fed”), as supportive of continued accommodative monetary policy. Further, increasing levels of corporate cash, high productivity and significant cost cutting fueled expectations of forthcoming business spending, which could then, investors anticipated, provide a definitive boost to employment numbers and corporate profits. Reflecting the overall optimistic sentiment and increased investor comfort with risk, equity market leaders included the economically-sensitive industrials, financials and consumer discretionary sectors. There was also an 18% drop in volatility, as measured by the Volatility Index (“VIX”), which is a popular measure of expectations of the S&P 500 Index’s volatility over the next 30 day period, often referred to as the “fear index.” Utilities and telecommunication services, typically deemed defensive sectors, were weaker during the quarter. Overall, the S&P 500 Index gained 5.39% for the first calendar quarter.

In the second calendar quarter of 2010, U.S. equities broke a four-quarter winning streak with a sharp drop of 11.42% for the S&P 500 Index, erasing gains from the previous quarter and then some. Broad-based weakness produced negative returns for all sectors in the S&P 500 Index in the second calendar quarter, although more defensive sectors, such as

MARKET REVIEW

consumer staples, telecommunication services and utilities, fared slightly better than the S&P 500 Index overall. The downturn in U.S. equity markets largely reflected renewed investor angst regarding the health of Europe’s financial system and concerns that the continent’s debt dilemma would spark another global financial crisis. As European governments proposed austerity packages to reduce debt and restore confidence, many investors, as well as the U.S. government, worried such measures would only hinder a slowing global economic recovery. U.S. equity markets were also doused with a number of disappointing domestic economic readings at the end of June. The Fed suggested that “financial conditions have become less supportive of economic growth.” First quarter Gross Domestic Product (“GDP”) was revised down slightly from 3.0% to 2.7%. Consumer confidence fell sharply, and private sector payroll growth was weaker than expected. Fears that Chinese and global demand might be slowing knocked down commodity prices and their stocks worldwide, while high crude oil inventory levels and a disastrous oil spill in the Gulf of Mexico further pressured energy stocks. The financials sector was among the weakest during the second calendar quarter, as significant financial reform legislation neared its final stages. Investors contemplated the impact of such reform on earnings and multiples of large banks that might be forced to spin off highly profitable proprietary trading businesses and face limitations on their ownership of private equity and hedge fund units.

U.S. equities rebounded strongly in July as investors focused on strong corporate earnings announcements. U.S. companies reported far more positive earnings surprises and fewer negative ones than they had in several quarters prior, particularly in cyclical sectors, such as industrials and information technology. The release of the European bank stress tests provided additional relief from some of the macroeconomic overhang caused by Europe’s sovereign debt troubles. A rebound in commodity and energy prices led to strong gains in the materials and energy sectors as well. For the month of July, the S&P 500 Index generated a robust return of 7.01%. However, U.S. equities gave back some of those returns in August as attention refocused on softening economic indicators. The Fed downgraded its economic outlook and second calendar quarter GDP growth was revised down from a 2.4% advance estimate to a 1.6% annualized rate. As macroeconomic uncertainty increased, investment monies flowed from stocks into bonds, sending 10-year Treasury yields to lows not seen since the height of the financial crisis at the end of December 2008, while two-year Treasury yields hit record lows. Within the U.S. equity markets, risk aversion translated to positive returns for the defensive telecommunication services and utilities sectors, while driving the steepest declines in financials, information technology and industrials. All told, the S&P 500 Index declined 4.51% in August 2010.

For the Reporting Period overall, performance within the S&P 500 Index was mixed, with no clear winner between economically-sensitive cyclical sectors and more defensive sectors. Consumer discretionary and industrials advanced most, followed by consumer staples and telecommunication services. Financials was the weakest sector in the S&P 500 Index for the Reporting Period, followed by energy, health care and information technology.

From a capitalization perspective, mid-cap companies performed best, followed at some distance by small-cap companies and then large-cap companies. Within the large-cap and small-cap segments of the U.S. equity market, growth stocks modestly outpaced value stocks. However, within mid-cap companies, value stocks edged out growth stocks.

MARKET REVIEW

Looking Ahead

We maintained, at the end of August, a cautiously optimistic view ahead on the U.S. economy, though we recognized that the path to recovery may occur at an uneven pace. Further, many of the headwinds to recovery had already been discounted in the U.S. equity market, and so we believe the risk/reward trade-off is an overall positive over the long term. Amidst a challenging macroeconomic backdrop that includes earnings volatility, regulatory uncertainty and high unemployment, we remained encouraged by data points at the company level. Whereas earnings improvements during the Reporting Period were primarily driven by cost cutting, we believe revenues are beginning to stabilize. Corporate profits appear to be improving, and management teams are more positive. High cash levels and strong balance sheets bode well, in our view, for capital expenditures — the fuel for longer-term growth.

As valuations and volatility normalize from extremes, we believe stocks should trade more on fundamentals and profitability going forward, creating a fertile environment for stock selection. We were excited, at the end of August, to find ourselves with ample opportunities to buy what we believed to be quality businesses at deeply discounted valuations. Drastic cost cutting during the downturn resulted in increased operating leverage for many companies, benefiting margins. With corporate balance sheets strengthened and flush with cash, we believe capital allocation decisions will distinguish winners and losers. We maintain our discipline as we seek companies with strong or improving fundamentals, led by quality management teams focused on creating shareholder value, and believe that this long-term discipline will help us navigate volatile markets. As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

PORTFOLIO RESULTS

Growth and Income Fund

Portfolio Composition

The Fund invests primarily in large-cap U.S. equity investments that are believed to be undervalued. Under normal circumstances, the Fund invests at least 65% of its total assets in equity investments that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest up to 35% of its total assets in fixed income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund’s investment objective of long-term capital appreciation and growth of income.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Fundamental Equity Value Investment Team discusses the Fund’s performance and positioning for the twelve-month period ended August 31, 2010 (the “Reporting Period”).

Q	How did the Goldman Sachs Growth and Income Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 2.30%, 1.55%, 1.52%, 2.74%, 2.21%, 2.55% and 2.04%, respectively. These returns compare to the 4.96% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall detracted most from the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the materials, financials and information technology sectors helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results most was stock selection in the health care, consumer discretionary and utilities sectors, where company-specific issues weighed on certain holdings.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in energy companies EOG Resources and Exxon Mobil as well as from a position in diversified global technology company Emerson Electric.

In the energy sector, we continued to look for low-cost producers with strong reserve potential, proven operational excellence and financially disciplined management teams. During the Reporting Period, shares of oil and natural gas exploration and production company EOG Resources rose after positive news of new oil shale discoveries and the company’s potential for above-average growth fueled by these discoveries. We subsequently exited the Fund’s position in EOG Resources, as the stock outperformed its peers and ultimately showed less upside than other energy names with similar prospects.

Integrated international oil producer Exxon Mobil was a top contributor, as the Fund was well positioned with an underweighting in this stock during a period when its share price declined more than 10%. By the end of the Reporting Period, we had sold out of the Fund’s position in Exxon Mobil.

Electric and electronic products manufacturer Emerson Electric benefited during the Reporting Period from what we believe to be one of the best management teams in the industry. Its share price rose as the company’s team demonstrated strong execution and its business enjoyed a sizable upswing in demand.

PORTFOLIO RESULTS

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in medical products company Baxter International, independent oil and natural gas producer Range Resources and financial services giant Bank of America.

Among health care companies, a combination of a shift in investor sentiment toward various sectors, lingering concern over health care reform and certain stock-specific headwinds pressured the Fund’s holdings, including Baxter International. Baxter International’s shares also fell when it moderated its earnings guidance for 2010 to accommodate the potential impact from a Medicaid rebate and due to challenging results in its bioscience, or blood plasma, business. Competition in the blood plasma market had increased, making it more difficult for Baxter International to price its products at a premium. At the end of the Reporting Period, we believed the majority of Baxter International’s business was intact and that its stock’s valuation was compelling at then-current levels due to its robust product pipeline and its market leading franchise. We further noted that many companies in the health care sector had adjusted guidance to manage longer-term expectations and to avoid earnings disappointments in the months ahead. Given this view, we added to the Fund’s position in Baxter International on the stock’s weakness.

Range Resources’ shares were negatively affected by weak natural gas prices. We continued to like this position with a long-term perspective, however, as we favorably view Range Resources as a low-cost producer that is well hedged against natural gas price fluctuations. We added to the Fund’s position in Range Resources on the stock’s weakness.

The Fund’s holding in Bank of America detracted from results, as its shares were negatively affected by financial regulation reform. We held the Fund’s position in its stock, as we believe the company still has significant earnings power given its acquisitions of Merrill Lynch and Countrywide Financial.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	With better resolution regarding health care reform, there was improved clarity in the health care industry, and many companies’ valuations were at meaningful discounts. As such, we added to the Fund’s position in Merck given its stable and growing global pharmaceutical exposure and its broadly diversified product pipeline. We also added to the Fund’s position in diversified conglomerate General Electric, as we looked favorably upon its significant cost reduction efforts, potential for enhanced margins and improved return on invested capital in its industrial businesses, and recovery in earnings from GE Capital. In the energy sector, we added to the Fund’s position in Newfield Exploration, as we increased the portfolio’s exposure to oil and oil service companies that we believe should benefit from the near-term supply/demand imbalance in oil.

In addition to the sales of EOG Resources and Exxon Mobil mentioned earlier, we eliminated the Fund’s position in Devon Energy, a leading independent oil and gas exploration and production company. Devon Energy sold its oil assets in the Gulf of Mexico during the Reporting Period and moved its focus to increasing its North American natural gas production business. However, we believe that natural gas prices will remain low for the near term, which, in turn, may well be a material headwind for the company going forward. As a result, our investment thesis was challenged.

We eliminated the Fund’s position in computer products and information technology services company Hewlett-Packard, as we saw near-term uncertainty regarding a recent acquisition the company made. In our view, other names in the industry had more attractive risk/reward opportunities with similar valuations.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to industrials, information technology and materials increased compared to the Russell Index. The Fund’s

PORTFOLIO RESULTS

allocations compared to the benchmark index in consumer discretionary, consumer staples and financials decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2010?

A	At the end of August 2010, the Fund had overweighted positions relative to the Russell Index in the materials sector. On the same date, the Fund had underweighted positions compared to the Russell Index in energy, telecommunication services and financials and was rather neutrally weighted to the Index in consumer staples, health care, information technology and utilities.

Eileen Rominger, global chief investment officer of Goldman Sachs Asset Management, has decided to retire from the firm at the end of the year. Additionally, Jim O’Neill, Managing Director and former head of Global Economics, Commodities and Strategy Research for Goldman Sachs & Co., has joined the Investment Management Division as the Chairman of Goldman Sachs Asset Management, helping to lead all aspects of the business and serve as an important voice for GSAM in expressing his views on global investment themes.

FUND BASICS

Growth and Income Fund
as of August 31, 2010

PERFORMANCE REVIEW

September 1, 2009–August 31, 2010	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]

Class A	2.30%	4.96%
Class B	1.55	4.96
Class C	1.52	4.96
Institutional	2.74	4.96
Service	2.21	4.96
Class IR	2.55	4.96
Class R	2.04	4.96

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	5.42%	-3.13%	-0.60%	4.91%	2/5/93
Class B4	5.72	-3.15	-0.65	2.46	5/1/96
Class C	9.75	-2.76	-0.79	-0.81	8/15/97
Institutional	11.99	-1.65	0.36	3.18	6/3/96
Service	11.42	-2.13	-0.14	2.83	3/6/96
Class IR	11.87	N/A	N/A	-12.58	11/30/07
Class R	11.32	N/A	N/A	-12.99	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
[4]	Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.18%	1.21%
Class B	1.93	1.96
Class C	1.93	1.96
Institutional	0.78	0.81
Service	1.28	1.31
Class IR	0.93	0.96
Class R	1.43	1.46

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/106

Holding	% of Net Assets	Line of Business

JPMorgan Chase & Co.	4.1%	Diversified Financial Services
Occidental Petroleum Corp.	3.8	Oil, Gas & Consumable Fuels
Merck & Co., Inc.	3.8	Pharmaceuticals
Bank of America Corp.	3.5	Diversified Financial Services
General Electric Co.	3.0	Industrial Conglomerates
General Mills, Inc.	2.8	Food Products
Honeywell International, Inc.	2.7	Aerospace & Defense
American Electric Power Co., Inc.	2.5	Electric Utilities
Baxter International, Inc.	2.5	Health Care Equipment & Supplies
Entergy Corp.	2.4	Electric Utilities

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS7

As of August 31, 2010

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

GOLDMAN SACHS GROWTH AND INCOME FUND

Performance Summary
August 31, 2010

The following graph shows the value, as of August 31, 2010, of a $10,000 investment made on September 1, 2000 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Growth and Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 2000 through August 31, 2010.

Average Annual Total Return through August 31, 2010	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced February 5, 1993)
Excluding sales charges	2.30%	–2.04%	–0.26%	5.30%
Including sales charges	–3.34%	–3.15%	–0.82%	4.96%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	1.55%	–2.78%	–0.86%	2.55%
Including contingent deferred sales charges	–3.47%	–3.17%	–0.86%	2.55%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	1.52%	–2.78%	–1.01%	–0.68%
Including contingent deferred sales charges	0.52%	–2.78%	–1.01%	–0.68%

Institutional Class (Commenced June 3, 1996)	2.74%	–1.66%	0.14%	3.27%

Service Class (Commenced March 6, 1996)	2.21%	–2.14%	–0.36%	2.91%

Class IR (Commenced November 30, 2007)	2.55%	n/a	n/a	–11.29%

Class R (Commenced November 30, 2007)	2.04%	n/a	n/a	–11.72%

PORTFOLIO RESULTS

Large Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in large-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in value opportunities that the Investment Adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, it may invest up to 25% of its net assets in foreign securities, including securities quoted in foreign currencies. The Fund may also invest up to 20% of its net assets in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Fundamental Equity Value Investment Team discusses the Fund’s performance and positioning for the twelve-month period ended August 31, 2010 (the “Reporting Period”).

Q	How did the Goldman Sachs Large Cap Value Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 1.87%, 1.02%, 1.10%, 2.22%, 1.83%, 2.12% and 1.71%, respectively. These returns compare to the 4.96% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall detracted most from the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the materials, energy and information technology sectors helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results most was stock selection in the health care, consumer discretionary and financials sectors, where company-specific issues weighed on certain holdings.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in energy companies EOG Resources and Exxon Mobil as well as from a position in diversified global technology company Emerson Electric.

In the energy sector, we continued to look for low-cost producers with strong reserve potential, proven operational excellence and financially disciplined management teams. During the Reporting Period, shares of oil and natural gas exploration and production company EOG Resources rose after positive news of new oil shale discoveries and the company’s potential for above-average growth fueled by these discoveries. We subsequently exited the Fund’s position in EOG Resources, as the stock outperformed its peers and ultimately showed less upside than other energy names with similar prospects.

Integrated international oil producer Exxon Mobil was a top contributor, as the Fund was well positioned with an underweighting in this stock during a period when its share price declined more than 10%. By the end of the annual period, we had sold out of the Fund’s position in Exxon Mobil.

Electric and electronic products manufacturer Emerson Electric benefited during the Reporting Period from what we believe to be one of the best management teams in the industry. Its share price rose as the company’s team demonstrated strong execution and its business enjoyed a sizable upswing in demand.

PORTFOLIO RESULTS

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in medical products company Baxter International, independent oil and natural gas producer Range Resources and financial services giant Bank of America.

Among health care companies, a combination of a shift in investor sentiment toward various sectors, lingering concern over health care reform and certain stock-specific headwinds pressured the Fund’s holdings, including Baxter International. Baxter International’s shares also fell when it moderated its earnings guidance for 2010 to accommodate the potential impact from a Medicaid rebate and due to challenging results in its bioscience, or blood plasma, business. Competition in the blood plasma market had increased, making it more difficult for Baxter International to price its products at a premium. At the end of the Reporting Period, we believed the majority of Baxter International’s business was intact and that its stock’s valuation was compelling at then-current levels due to its robust product pipeline and its market leading franchise. We further noted that many companies in the health care sector had adjusted guidance to manage longer-term expectations and to avoid earnings disappointments in the months ahead. Given this view, we added to the Fund’s position in Baxter International on the stock’s weakness.

Range Resources’ shares were negatively affected by weak natural gas prices. We continued to like this position with a long-term perspective, however, as we favorably view Range Resources as a low-cost producer that is well hedged against natural gas price fluctuations. We added to the Fund’s position in Range Resources on the stock’s weakness.

The Fund’s holding in Bank of America detracted from results, as its shares were negatively affected by financial regulation reform. We held the Fund’s position in its stock, as we believe the company still has significant earnings power given its acquisitions of Merrill Lynch and Countrywide Financial.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	With better resolution regarding health care reform, there was improved clarity in the health care industry, and many companies’ valuations were at meaningful discounts. As such, we added to the Fund’s position in Merck given its stable and growing global pharmaceutical exposure and its broadly diversified product pipeline. We also added to the Fund’s position in diversified conglomerate General Electric, as we looked favorably upon its significant cost reduction efforts, potential for enhanced margins and improved return on invested capital in its industrial businesses, and recovery in earnings from GE Capital. In the energy sector, we added to the Fund’s position in Newfield Exploration, as we increased the portfolio’s exposure to oil and oil service companies that we believe should benefit from the near-term supply/demand imbalance in oil.

In addition to the sales of EOG Resources and Exxon Mobil mentioned earlier, we eliminated the Fund’s position in Devon Energy, a leading independent oil and gas exploration and production company. Devon Energy sold its oil assets in the Gulf of Mexico during the Reporting Period and moved its focus to increasing its North American natural gas production business. However, we believe that natural gas prices will remain low for the near term, which, in turn, may well be a material headwind for the company going forward. As a result, our investment thesis was challenged.

We eliminated the Fund’s position in computer products and information technology services company Hewlett-Packard, as we saw near-term uncertainty regarding a recent acquisition the company made. In our view, other names in the industry had more attractive risk/reward opportunities with similar valuations.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to industrials, materials and utilities increased compared to the Russell Index. The Fund’s allocations compared to the

PORTFOLIO RESULTS

benchmark index in consumer discretionary, financials and health care decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2010?

A	At the end of August 2010, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary and materials sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in telecommunication services, energy and financials and was rather neutrally weighted to the Index in consumer staples, health care, industrials, information technology and utilities.

Eileen Rominger, global chief investment officer of Goldman Sachs Asset Management, has decided to retire from the firm at the end of the year. Additionally, Jim O’Neill, Managing Director and former head of Global Economics, Commodities and Strategy Research for Goldman Sachs & Co., has joined the Investment Management Division as the Chairman of Goldman Sachs Asset Management, helping to lead all aspects of the business and serve as an important voice for GSAM in expressing his views on global investment themes.

FUND BASICS

Large Cap Value Fund
as of August 31, 2010

PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2009–August 31, 2010	(based on NAV)[1]	Value Index[2]

Class A	1.87%	4.96%
Class B	1.02	4.96
Class C	1.10	4.96
Institutional	2.22	4.96
Service	1.83	4.96
Class IR	2.12	4.96
Class R	1.71	4.96

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	5.25%	-2.40%	2.17%	1.76%	12/15/99
Class B4	5.62	-2.40	2.11	1.72	12/15/99
Class C	9.67	-2.01	1.98	1.54	12/15/99
Institutional	11.83	-0.88	3.16	2.70	12/15/99
Service	11.33	-1.38	2.70	2.24	12/15/99
Class IR	11.65	N/A	N/A	-11.51	11/30/07
Class R	11.23	N/A	N/A	-11.89	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
[4]	Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.19%	1.19%
Class B	1.94	1.94
Class C	1.94	1.94
Institutional	0.79	0.79
Service	1.29	1.29
Class IR	0.94	0.94
Class R	1.44	1.44

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/106

Holding	% of Net Assets	Line of Business

JPMorgan Chase & Co.	4.3%	Diversified Financial Services
Occidental Petroleum Corp.	3.8	Oil, Gas & Consumable Fuels
Merck & Co., Inc.	3.8	Pharmaceuticals
Bank of America Corp.	3.2	Diversified Financial Services
General Electric Co.	3.0	Industrial Conglomerates
General Mills, Inc.	2.7	Food Products
Honeywell International, Inc.	2.6	Aerospace & Defense
American Electric Power Co., Inc.	2.5	Electric Utilities
Baxter International, Inc.	2.4	Health Care Equipment & Supplies
Entergy Corp.	2.3	Electric Utilities

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS7

As of August 31, 2010

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

GOLDMAN SACHS LARGE CAP VALUE FUND

Performance Summary
August 31, 2010

The following graph shows the value, as of August 31, 2010, of a $10,000 investment made on September 1, 2000 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Large Cap Value Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 2000 through August 31, 2010.

Average Annual Total Return through August 31, 2010	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced December 15, 1999)
Excluding sales charges	1.87%	–1.60%	2.18%	2.40%
Including sales charges	–3.72%	–2.71%	1.61%	1.86%

Class B (Commenced December 15, 1999)
Excluding contingent deferred sales charges	1.02%	–2.33%	1.55%	1.81%
Including contingent deferred sales charges	–3.99%	–2.72%	1.55%	1.81%

Class C (Commenced December 15, 1999)
Excluding contingent deferred sales charges	1.10%	–2.33%	1.42%	1.62%
Including contingent deferred sales charges	0.10%	–2.33%	1.42%	1.62%

Institutional Class (Commenced December 15, 1999)	2.22%	–1.20%	2.59%	2.79%

Service Class (Commenced December 15, 1999)	1.83%	–1.68%	2.12%	2.33%

Class IR (Commenced November 30, 2007)	2.12%	n/a	n/a	–10.38%

Class R (Commenced November 30, 2007)	1.71%	n/a	n/a	–10.77%

PORTFOLIO RESULTS

Mid Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap® Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in mid-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its net assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Fundamental Equity Value Investment Team discusses the Fund’s performance and positioning for the twelve-month period ended August 31, 2010 (the “Reporting Period”).

Q	How did the Goldman Sachs Mid Cap Value Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 11.84%, 10.98%, 10.98%, 12.26%, 11.74%, 12.10% and 11.56%, respectively. These returns compare to the 13.01% average annual total return of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall detracted most from the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the materials, energy and information technology sectors helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results most was stock selection in the financials, consumer discretionary and telecommunication services sectors, where company-specific issues weighed on certain holdings.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in iron ore producer Cliffs Natural Resources, specialty chemicals company Terra Industries and oil and natural gas producer Whiting Petroleum.

Cliffs Natural Resources, the only public iron ore company in the U.S., benefited during the Reporting Period from improved volume, lower fixed costs and higher pricing. The company also reported better than anticipated earnings and raised guidance.

Terra Industries, a producer of nitrogen and methanol products for farming and industrial markets, was also a top contributor to the Fund’s results during the Reporting Period, as it was acquired by CF Industries after a bidding war with Yara International.

Shares of exploration and production company Whiting Petroleum were boosted during the Reporting Period by the announcement of a major acquisition in the industry, which signaled to many investors the potential for future consolidation. Improving energy prices also supported Whiting Petroleum’s strong performance during the Reporting Period.

PORTFOLIO RESULTS

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in independent oil and natural gas producer Range Resources, brewery Molson Coors Brewing and global retailer Guess?.

Range Resources’ shares were negatively affected by weak natural gas prices. We continued to like this position with a long-term perspective, however, as we favorably view Range Resources as a low-cost producer that is well hedged against natural gas price fluctuations. We added to the Fund’s position in Range Resources on the stock’s weakness.

The Fund’s underweight positioning as well as our stock selection in consumer staples detracted, primarily driven by the performance of Molson Coors Brewing, which experienced weak fundamentals. Despite this recent trend, we continued to have long-term conviction in the brewer’s stock due to its solid free cash flow, potential for synergies following its joint venture with Miller Brewing, and strong management team.

The Fund’s holding in global retailer Guess? was negatively impacted by concerns regarding its exposure to Europe as well as by the departure of its Chief Operating Officer and President. However, we believe the stock already reflected the risks associated with these events and posed an attractive risk-reward balance. In our view, Guess? has strong business momentum and the infrastructure needed to enter new markets and grow successfully through a lower risk, lower capital intensive business model. In addition, we had a favorable view toward the company’s strong balance sheet. Based on our analysis, its licensing business appeared to provide an attractive annuity stream providing high returns on capital.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We established a Fund position during the Reporting Period in CF Industries, a North American producer of nitrogen and phosphate fertilizer. We believe the stock will benefit from favorable price trends in fertilizer, as inventories are low and there was upbeat sentiment on grain prices. Additionally, CF Industries’ acquisition of Terra Industries, mentioned earlier, appeared to be allowing the company to be more aggressive on fertilizer pricing and to cut costs through synergies.

We also initiated a Fund position in TRW Automotive during the Reporting Period. TRW Automotive produces automotive systems, modules and components to global vehicle manufacturers and related aftermarkets. We believe the management team at TRW Automotive had taken significant actions during the downturn to reduce its fixed cost base and strengthen its balance sheet. The magnitude of the actions, coupled with a likely cyclical recovery in auto demand and the potential for significant accretive balance sheet strategies, create, in our view, the potential for the company to generate significantly higher earnings power over future auto cycles.

During the Reporting Period, we eliminated the Fund’s position in NBTY, the leading producer and distributor of vitamins in the U.S. We originally established this position as we felt the category was experiencing good secular growth giving an aging population and greater awareness of healthy living. Also, the company’s stock had been a long-term value creator. In mid-July 2010, NBTY was acquired by Carlyle Group for $55 per share, representing a 57% premium over the company’s 30-day average share price, and thus we exited the position, taking profits.

In general, our forward-looking approach to risk management played a critical role during the Reporting Period. One of the reasons we sell out of a stock is if we believe there are other attractive opportunities on a relative risk/reward basis. In industrials, we sold out of the Fund’s position in engine manufacturer Cummins on strength, as we saw other names in the industry that we believed had better risk/reward opportunities with similar valuations.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to telecommunication services and utilities increased modestly compared to the Russell Index. The Fund’s allocations compared to the benchmark index in consumer discretionary and energy decreased slightly.

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of August 2010?

A	At the end of August 2010, the Fund had modestly overweighted positions relative to the Russell Index in health care and telecommunication services. On the same date, the Fund had slightly underweighted positions compared to the Russell Index in consumer staples and was rather neutrally weighted to the Russell Index in consumer discretionary, energy, materials and utilities.

Eileen Rominger, global chief investment officer of Goldman Sachs Asset Management, has decided to retire from the firm at the end of the year. Additionally, Jim O’Neill, Managing Director and former head of Global Economics, Commodities and Strategy Research for Goldman Sachs & Co., has joined the Investment Management Division as the Chairman of Goldman Sachs Asset Management, helping to lead all aspects of the business and serve as an important voice for GSAM in expressing his views on global investment themes.

FUND BASICS

Mid Cap Value Fund
as of August 31, 2010

PERFORMANCE REVIEW

September 1, 2009–August 31, 2010	Fund Total Return (based on NAV)[1]	Russell Midcap Value Index[2]

Class A	11.84%	13.01%
Class B	10.98	13.01
Class C	10.98	13.01
Institutional	12.26	13.01
Service	11.74	13.01
Class IR	12.10	13.01
Class R	11.56	13.01

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell Midcap Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	15.30%	-0.66%	8.23%	6.26%	8/15/97
Class B4	16.08	-0.68	8.17	6.25	8/15/97
Class C	20.11	-0.28	8.03	5.95	8/15/97
Institutional	22.50	0.88	9.28	9.97	8/1/95
Service	21.90	0.37	8.75	6.83	7/18/97
Class IR	22.30	N/A	N/A	-7.17	11/30/07
Class R	21.74	N/A	N/A	15.07	1/6/09

[3]	The Standardized Average Annual Total Returns are average annual total returns (or cumulative total returns if period is less than one year) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
[4]	Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).
The returns represent past performance. Past performance does not represent future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.19%	1.19%
Class B	1.94	1.94
Class C	1.94	1.94
Institutional	0.79	0.79
Service	1.29	1.29
Class IR	0.94	0.94
Class R	1.44	1.44

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/106

Holding	% of Net Assets	Line of Business

Newfield Exploration Co.	2.3%	Oil, Gas & Consumable Fuels
Range Resources Corp.	2.0	Oil, Gas & Consumable Fuels
Principal Financial Group, Inc.	1.9	Insurance
Everest Re Group Ltd.	1.9	Insurance
CF Industries Holdings, Inc.	1.9	Chemicals
Biogen Idec, Inc.	1.9	Biotechnology
W.R. Berkley Corp.	1.9	Insurance
Xcel Energy, Inc.	1.9	Multi-Utilities
Eaton Corp.	1.7	Machinery
DISH Network Corp.	1.6	Media

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS7

As of August 31, 2010

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

GOLDMAN SACHS MID CAP VALUE FUND

Performance Summary
August 31, 2010

The following graph shows the value, as of August 31, 2010, of a $10,000 investment made on September 1, 2000 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Mid Cap Value Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 2000 through August 31, 2010.

Average Annual Total Return through August 31, 2010	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced August 15, 1997)
Excluding sales charges	11.84%	0.42%	8.17%	6.96%
Including sales charges	5.69%	–0.71%	7.56%	6.50%

Class B (Commenced August 15, 1997)
Excluding contingent deferred sales charges	10.98%	–0.33%	7.52%	6.49%
Including contingent deferred sales charges	5.96%	–0.73%	7.52%	6.49%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	10.98%	–0.33%	7.36%	6.18%
Including contingent deferred sales charges	9.97%	–0.33%	7.36%	6.18%

Institutional Class (Commenced August 1, 1995)	12.26%	0.82%	8.60%	10.15%

Service Class (Commenced July 18, 1997)	11.74%	0.32%	8.08%	7.05%

Class IR (Commenced November 30, 2007)	12.10%	n/a	n/a	–5.40%

Class R (Commenced January 6, 2009)	11.56%	n/a	n/a	16.11%

PORTFOLIO RESULTS

Small Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. The Fund seeks its investment objective of long-term capital appreciation by investing in small-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its net assets in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Fundamental Equity Value Investment Team discusses the Fund’s performance and positioning for the twelve-month period ended August 31, 2010 (the “Reporting Period”).

Q	How did the Goldman Sachs Small Cap Value Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 10.11%, 9.28%, 9.27%, 10.53%, 10.05%, 10.39% and 9.83%, respectively. These returns compare to the 6.06% average annual total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Effective stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the consumer discretionary, energy and financials sectors helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results most was stock selection in the industrials, health care and telecommunication services sectors, where company-specific issues weighed on certain holdings.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in media retailer HSN, automotive systems producer TRW Automotive and health care products provider Lincare Holdings.

A number of the Fund’s retailers with high operating leverage performed well as the economy picked up during the Reporting Period. HSN, a marketer and seller of consumer products through a television network and website, was the Fund’s top performing stock during the Reporting Period, as its shares were boosted by improving business demand and merchandising. Also in the consumer discretionary sector, TRW Automotive, a company with strong management, margin improvement and operating leverage, benefited from better auto demand during the Reporting Period.

In health care, Lincare Holdings, a provider of home health care products, was a top contributor to the Fund’s results. Lincare Holdings’ shares rose on an increase in market share and improved competitive strength.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in industrials company Aegean Marine Petroleum Network, outsourced telecommunication services provider Premiere Global Services and office real estate investment trust (REIT) Parkway Properties.

PORTFOLIO RESULTS

Shares of Aegean Marine Petroleum Network, a global bunkering company that supplies marine fuel to ships, sold off during the Reporting Period due to concerns over the impact of global economic headwinds on trade. Despite the company’s performance during the Reporting Period, we held the position in the Fund as we continued to believe that the competitively advantaged company should be able to grow earnings.

Shares of the Fund’s sole telecommunication services holding, Premiere Global Services, declined as earnings estimates were trimmed due to the strengthening U.S. dollar and concerns over the potential slowdown in their European business. Still, we continued to like this global provider of communication technologies-based solutions given its recurring revenue model and diversified customer base.

Within financials, we continued to favor strong, well- capitalized banks led by experienced management teams. We were also biased toward REITs that have proven to be resilient market leaders with strong cash flows and that specialize in niche areas — an area that was out of favor during the Reporting Period. Shares of office REIT Parkway Properties were negatively impacted during the Reporting Period by a dividend cut enacted in order to deploy capital toward tenant improvements. However, we believe this action should produce long-term benefits and thus maintained conviction in the stock despite recent weakness.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we took advantage of market volatility by investing in what we considered to be strong franchises trading at attractive valuations. As such, we initiated a Fund position in Medical Properties Trust, a REIT that owns and operates health care facilities, including physical rehabilitation, long-term acute care and regional and community hospitals. We saw value in Medical Properties Trust given its strong management team, attractive annual dividend and ability to maintain rents in down markets.

We also established a Fund position during the Reporting Period in oilfield services company Superior Well Services. We believe the stock could benefit both from its exposure to the Marcellus Shale and from the recovery in pressure pumping in North America due to significant improvement in activity and pricing from growth in unconventional drilling.

In general, our forward-looking approach to risk management played a critical role during the Reporting Period. One of the reasons we sell out of a stock is if we believe there are other attractive opportunities on a relative risk/reward basis. In information technology, we sold out of the Fund’s position in enterprise software and services company JDA Software Group, as we saw other names in the industry that we believed had better risk/reward opportunities with similar valuations.

In health care, we eliminated the Fund’s position in psychiatric centers operator Psychiatric Solutions, taking profits as news of a potential buyout by a private equity firm bolstered its performance.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary and industrials increased modestly compared to the Russell Index. The Fund’s allocations compared to the benchmark index in energy and health care decreased slightly.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2010?

A	At the end of August 2010, the Fund had modestly overweight positions relative to the Russell Index in consumer discretionary. On the same date, the Fund had slightly underweighted positions compared to the Russell Index in health care and energy and was rather neutrally weighted to the Russell Index in consumer staples, industrials, information technology, materials and telecommunication services.

Eileen Rominger, global chief investment officer of Goldman Sachs Asset Management, has decided to retire from the firm at the end of the year. Additionally, Jim O’Neill, Managing Director and former head of Global Economics, Commodities and Strategy Research for Goldman Sachs & Co., has joined the Investment Management Division as the Chairman of Goldman Sachs Asset Management, helping to lead all aspects of the business and serve as an important voice for GSAM in expressing his views on global investment themes.

FUND BASICS

Small Cap Value Fund
as of August 31, 2010

PERFORMANCE REVIEW

	Fund Total Return	Russell 2000
September 1, 2009–August 31, 2010	(based on NAV)[1]	Value Index[2]

Class A	10.11%	6.06%
Class B	9.28	6.06
Class C	9.27	6.06
Institutional	10.53	6.06
Service	10.05	6.06
Class IR	10.39	6.06
Class R	9.83	6.06

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 2000 Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	18.95%	0.38%	8.31%	8.87%	10/22/92
Class B4	19.90	0.36	8.25	7.39	5/1/96
Class C	23.89	0.77	8.09	5.93	8/15/97
Institutional	26.37	1.94	9.37	7.16	8/15/97
Service	25.81	1.44	8.82	6.64	8/15/97
Class IR	26.12	N/A	N/A	-3.29	11/30/07
Class R	25.60	N/A	N/A	-3.73	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
[4]	Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.50%	1.50%
Class B	2.25	2.25
Class C	2.25	2.25
Institutional	1.10	1.10
Service	1.60	1.60
Class IR	1.25	1.25
Class R	1.75	1.75

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/106

Holding	% of Net Assets	Line of Business

El Paso Electric Co.	1.9%	Electric Utilities
American Campus Communities, Inc.	1.5	Real Estate Investment Trusts
MFA Financial, Inc.	1.3	Real Estate Investment Trusts
National Retail Properties, Inc.	1.3	Real Estate Investment Trusts
Entertainment Properties Trust	1.2	Real Estate Investment Trusts
Meadowbrook Insurance Group, Inc.	1.2	Insurance
BioMed Realty Trust, Inc.	1.1	Real Estate Investment Trusts
Rosetta Resources, Inc.	1.1	Oil, Gas & Consumable Fuels
OMEGA Healthcare Investors, Inc.	1.1	Real Estate Investment Trusts
Signature Bank	1.1	Commercial Banks

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS7

As of August 31, 2010

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

GOLDMAN SACHS SMALL CAP VALUE FUND

Performance Summary
August 31, 2010

The following graph shows the value, as of August 31, 2010, of a $10,000 investment made on September 1, 2000 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Small Cap Value Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 2000 through August 31, 2010.

Average Annual Total Return through August 31, 2010	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced October 22, 1992)
Excluding sales charges	10.11%	0.91%	7.76%	9.14%
Including sales charges	4.06%	–0.23%	7.16%	8.79%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	9.28%	0.17%	7.11%	7.31%
Including contingent deferred sales charges	4.28%	–0.23%	7.11%	7.31%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	9.27%	0.17%	6.94%	5.85%
Including contingent deferred sales charges	8.27%	0.17%	6.94%	5.85%

Institutional Class (Commenced August 15, 1997)	10.53%	1.33%	8.20%	7.08%

Service Class (Commenced August 15, 1997)	10.05%	0.82%	7.67%	6.55%

Class IR (Commenced November 30, 2007)	10.39%	n/a	n/a	–3.03%

Class R (Commenced November 30, 2007)	9.83%	n/a	n/a	–3.49%

PORTFOLIO RESULTS

U.S. Equity Fund

Portfolio Composition

The Fund seeks long-term growth of capital. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in a diversified portfolio of equity investments in U.S. large-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Standard & Poor’s 500 Index. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to be high-quality companies that have compelling prospects and attractive valuations. The Fund may also invest up to 20% of its net assets in foreign securities. The Fund may also, but does not currently intend to, invest in fixed income securities, including government, corporate and bank debt obligations. The Goldman Sachs Growth Equity Investment Team uses fundamental research to find strong business franchises with favorable long-term growth prospects and excellent management. Investment criteria include dominant market share, positive free cash flow, enduring competitive advantages and sustainable growth. The process also includes a valuation component. The Goldman Sachs Fundamental Equity Value Investment Team’s philosophy is based on the belief that all successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. The Team uses a strong valuation discipline to purchase well-positioned, cash-generating businesses run by shareholder-oriented management teams.

Portfolio Management Discussion and Analysis
The Goldman Sachs U.S. Equity Fund commenced operations on November 30, 2009. Below, the Goldman Sachs Growth Equity Investment Team and the Goldman Sachs Fundamental Equity Value Investment Team discuss the Fund’s performance and positioning for the period from its inception date through August 31, 2010 (the “Reporting Period”).

Q	How did the Goldman Sachs U.S. Equity Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of −4.44%, −5.10%, −4.20%, −4.31% and −4.65%, respectively. These returns compare to the −2.76% cumulative total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (the “S&P 500 Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall detracted most from the Fund’s performance relative to the S&P 500 Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the telecommunication services, energy and information technology sectors helped the Fund’s performance most relative to the S&P 500 Index. Detracting from the Fund’s relative results most was stock selection in the health care, consumer discretionary and financials sectors, where company-specific issues weighed on certain holdings.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the S&P 500 Index from positions in wireless communications and broadcast tower operator American Tower, integrated international oil producer Exxon Mobil and biomedical therapies manufacturer Biogen Idec.

PORTFOLIO RESULTS

American Tower contributed to the Fund’s performance as its shares advanced after reports of strong revenue and earnings growth. Results were attributed to growth in the company’s rental and management division, as the company added 4,000 new sites to its portfolio during the Reporting Period. In our view, American Tower is well positioned in a growing industry with high barriers to entry. Specifically, as the wireless communications industry continues to evolve from primarily voice to more data usage, the demands on the networks increase. We believe this will lead to a greater need for more antennae to be placed on the towers, thereby increasing leasing revenues. Furthermore, we believe the contracts used in the towers’ business model are attractive, as they provide a predictable stream of revenue and recurring cash flow.

Exxon Mobil was a top contributor, as the Fund was well positioned with an underweighting in this stock during a period when its share price meaningfully declined. By the end of the Reporting Period, we had sold out of the Fund’s position in Exxon Mobil and favored instead oil services and smaller exploration and production companies with better reserve growth potential.

Shares of Biogen Idec were a meaningful contributor to the Fund’s results. Biogen Idec reported a higher than expected second fiscal quarter profit and subsequently raised its 2010 outlook. The company also continued to expand its Tysabri franchise for treating multiple sclerosis, a franchise which benefited from significant volume growth on a year-over-year basis. In addition, biotechnology stocks broadly rose on the news that Sanofi-Aventis was in talks to acquire Genzyme, one of the last remaining competitors within the industry.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in Baxter International, a medical products company; Charles Schwab, a financial services company; and Staples, an office supply retailer.

Baxter International’s shares fell when it moderated its earnings guidance for 2010 to accommodate the potential impact from a Medicaid rebate and due to challenging results in its bioscience, or blood plasma, business. Competition in the blood plasma market had increased, making it more difficult for Baxter International to price its products at a premium. At the end of the Reporting Period, we believed the majority of Baxter International’s business was intact and that its stock’s valuation was compelling at then-current levels due to its robust product pipeline and its market leading franchise.

Charles Schwab detracted from the Fund’s performance, as persistently low short-term interest rates continued to force the asset manager to waive fees on its money market funds. With global market uncertainty, expectations for higher rates have been pushed out, which may well extend this headwind. Furthermore, Bank of America/Merrill Lynch re-launched a competing online brokerage offering, which weighed on sentiment toward Charles Schwab during the Reporting Period. Still, in our view, Charles Schwab continues to execute on what it can control and remained attractively valued. As interest rates eventually move higher, we believe prospects for Charles Schwab meaningfully improve.

Shares of Staples traded down after the company reported fiscal second quarter revenue that fell short of analysts’ expectations. Given the challenging economic backdrop, the company remained focused on cost cutting, gaining market share from competitors, and expanding its geographic footprint in less saturated markets. Staples also continued to make investments in new business processes that we believe should strengthen its brand and position it for growth over the long term. We believe Staples should also benefit from pent up demand given the drawdown of inventory in its corporate client base. Demand growth may also be generated by an eventual increase in employment.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We added global payment solutions company MasterCard to the Fund’s portfolio. We funded the purchase with the sale of the Fund’s position in Visa, a name we had been trimming as shares meaningfully appreciated. MasterCard and Visa have a duopoly in pure card processing, which we view as attractive due to its significant, recurring revenue on a per transaction basis, i.e. one card swipe at a time. In our view, the secular shift toward electronic payments is just beginning, as debit transactions for everyday purchases continue to gain share, and contactless payment, mobile device payment and quick-service restaurants’ acceptance provide significant opportunities for long-term growth. In our view, MasterCard offered a more attractive risk/reward opportunity between the two big card processing companies during the Reporting Period.

PORTFOLIO RESULTS

We established a Fund position in Southwestern Energy, an exploration and production company that is one of the lowest-cost operators of natural gas in North America. The company holds a dominant position in the Fayetteville Shale and benefits from lower production costs as a result of owning drill rigs and a sand mine, which is used in the extraction of natural gas. We believe Southwestern Energy is poised to benefit from its geographically concentrated asset base and its substantial vertical integration, organic growth and best-in-class management team. We further believe the company is attractively valued given its growth prospects based on its extensive drilling inventory and resources in New Brunswick, Canada.

We initiated a Fund position in General Mills, which markets consumer foods sold through the retail and foodservice channels, based on several factors. First, the company had embarked upon a profit margin improvement program designed to identify material cost savings and opportunities for margin expansion over the next three years. Second, we believe the company’s management is best in class and is highly focused on refining opportunities and innovation. Third, in our view, the company’s pipeline is compelling, strategically positioning General Mills with products that have favorable growth profiles. For example, the company’s product portfolio consists of whole grain and organic cereals and other products classified in the rapidly growing “health and wellness” category. At the time of purchase, we believed General Mills was trading at an attractive valuation for a company that has the potential to grow revenue and improve margins.

We eliminated the Fund’s position in EOG Resources, a U.S.-based crude oil and natural gas exploration and production company. Shares of the company had risen sharply, and we believed its valuation had become less attractive. While we continue to believe this is a strong franchise, we decided to exit the Fund’s position in EOG Resources to reallocate the assets to names that we believed offered more upside potential.

We sold the Fund’s position in computer products and information technology services company Hewlett-Packard, as we saw near-term uncertainty regarding a recent acquisition the company made. In our view, other names in the industry had more attractive risk/reward opportunities with similar valuations. Similarly, we sold the Fund’s position in global healthcare products company Covidien in order to fund positions with what we considered to be greater upside potential.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	With the Fund launching on November 30, 2009, it was not a matter of making significant changes in the Fund’s weightings during the Reporting Period but rather of building the Fund’s portfolio in a prudent manner to reach its fully invested status. Further, in constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to industrials increased compared to the S&P 500 Index. The Fund’s allocations compared to the benchmark index in health care and information technology decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2010?

A	At the end of August 2010, the Fund had overweighted positions relative to the S&P 500 Index in the financials, health care and consumer discretionary sectors. On the same date, the Fund had underweighted positions compared to the S&P 500 Index in utilities, energy, information technology and materials and was rather neutrally weighted to the Index in consumer staples, industrials and telecommunication services.

Eileen Rominger, global chief investment officer of Goldman Sachs Asset Management, has decided to retire from the firm at the end of the year. Additionally, Jim O’Neill, Managing Director and former head of Global Economics, Commodities and Strategy Research for Goldman Sachs & Co., has joined the Investment Management Division as the Chairman of Goldman Sachs Asset Management, helping to lead all aspects of the business and serve as an important voice for GSAM in expressing his views on global investment themes.

FUND BASICS

U.S. Equity Fund
as of August 31, 2010

PERFORMANCE REVIEW

	Fund Total Return	S&P 500 Index
November 30, 2009–August 31, 2010	(based on NAV)[1]	(TR, unhedged, USD)[2]

Class A	-4.44%	-2.76%
Class C	-5.10	-2.76
Institutional	-4.20	-2.76
Class IR	-4.31	-2.76
Class R	-4.65	-2.76

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED CUMULATIVE TOTAL RETURNS3

For the period ended 6/30/10	One Year	Since Inception	Inception Date

Class A	N/A	-10.53%	11/30/09
Class C	N/A	-6.74	11/30/09
Institutional	N/A	-5.20	11/30/09
Class IR	N/A	-5.22	11/30/09
Class R	N/A	-5.56	11/30/09

[3]	The Standardized Total Returns are the cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.18%	2.59%
Class C	1.93	3.34
Institutional	0.78	2.19
Class IR	0.93	2.34
Class R	1.43	2.84

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/105

Holding	% of Net Assets	Line of Business

Honeywell International, Inc.	3.0%	Aerospace & Defense
Johnson & Johnson	2.7	Pharmaceuticals
Apple, Inc.	2.6	Computers & Peripherals
JPMorgan Chase & Co.	2.6	Diversified Financial Services
Merck & Co., Inc.	2.6	Pharmaceuticals
American Tower Corp.	2.6	Wireless Telecommunication Services
PepsiCo., Inc.	2.5	Beverages
Occidental Petroleum Corp.	2.5	Oil, Gas & Consumable Fuels
General Electric Co.	2.4	Industrial Conglomerates
Cisco Systems, Inc.	2.4	Communications Equipment

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS6

As of August 31, 2010

[6]	The fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

GOLDMAN SACHS U.S. EQUITY FUND

Performance Summary
August 31, 2010

The following graph shows the value, as of August 31, 2010, of a $10,000 investment made on November 30, 2009 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

U.S. Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 30, 2009 through August 31, 2010.

Cumulative Total Return through August 31, 2010	Since Inception*

Class A (Commenced November 30, 2009)
Excluding sales charges	–4.44%
Including sales charges	–9.67%

Class C (Commenced November 30, 2009)
Excluding contingent deferred sales charges	–5.10%
Including contingent deferred sales charges	–6.04%

Institutional Class (Commenced November 30, 2009)	–4.20%

Class IR (Commenced November 30, 2009)	–4.31%

Class R (Commenced November 30, 2009)	–4.65%

*	Not Annualized.

GOLDMAN SACHS GROWTH AND INCOME FUND

Schedule of Investments
August 31, 2010

Shares	Description	Value

Common Stocks – 96.8%

Aerospace & Defense – 4.3%
787,201	Honeywell International, Inc.	$30,771,687
316,300	The Boeing Co.	19,335,419

		50,107,106

Auto Components – 1.0%
418,105	Johnson Controls, Inc.	11,092,326

Automobiles* – 0.6%
629,000	Ford Motor Co.	7,101,410

Beverages – 2.6%
383,300	PepsiCo., Inc.	24,600,194
109,300	The Coca-Cola Co.	6,112,056

		30,712,250

Biotechnology* – 2.9%
164,500	Amgen, Inc.	8,396,080
461,800	Biogen Idec, Inc.	24,844,840

		33,240,920

Capital Markets – 3.5%
597,000	Bank of New York Mellon Corp.	14,489,190
58,478	Franklin Resources, Inc.	5,643,712
687,873	Invesco Ltd.	12,450,501
223,400	State Street Corp.	7,836,872

		40,420,275

Chemicals – 3.5%
140,600	Air Products & Chemicals, Inc.	10,408,618
65,600	CF Industries Holdings, Inc.	6,068,000
477,476	The Dow Chemical Co.	11,636,090
203,700	The Mosaic Co.	11,949,042

		40,061,750

Commercial Banks – 2.2%
184,568	HSBC Holdings PLC ADR	9,080,745
783,681	U.S. Bancorp	16,300,565

		25,381,310

Communications Equipment* – 1.0%
563,700	Cisco Systems, Inc.	11,302,185

Computers & Peripherals* – 1.5%
949,315	EMC Corp.	17,315,506

Diversified Financial Services – 7.5%
3,246,230	Bank of America Corp.	40,415,563
1,294,513	JPMorgan Chase & Co.	47,068,493

		87,484,056

Diversified Telecommunication Services – 1.5%
496,022	CenturyLink, Inc.	17,936,156

Electric Utilities – 6.7%
825,377	American Electric Power Co., Inc.	29,226,600
358,516	Entergy Corp.	28,265,401
356,697	FirstEnergy Corp.	13,030,141
263,600	PPL Corp.	7,159,376

		77,681,518

Electrical Equipment – 1.6%
391,400	Emerson Electric Co.	18,258,810

Energy Equipment & Services – 1.4%
581,898	Halliburton Co.	16,415,343

Food & Staples Retailing – 2.8%
608,600	CVS Caremark Corp.	16,432,200
310,204	Wal-Mart Stores, Inc.	15,553,629

		31,985,829

Food Products – 5.0%
519,300	Archer-Daniels-Midland Co.	15,984,054
883,234	General Mills, Inc.	31,937,741
392,691	Unilever NV	10,520,192

		58,441,987

Health Care Equipment & Supplies – 2.5%
682,618	Baxter International, Inc.	29,052,222

Health Care Providers & Services – 1.9%
397,600	Aetna, Inc.	10,623,872
228,100	WellPoint, Inc.*	11,332,008

		21,955,880

Household Durables – 1.0%
775,748	Newell Rubbermaid, Inc.	11,651,735

Household Products – 0.8%
155,100	The Procter & Gamble Co.	9,254,817

Industrial Conglomerates – 3.0%
2,417,900	General Electric Co.	35,011,192

Insurance – 9.0%
431,700	Aflac, Inc.	20,397,825
186,088	Everest Re Group Ltd.	14,727,004
582,380	Marsh & McLennan Cos., Inc.	13,814,054
319,600	Prudential Financial, Inc.	16,162,172
302,100	The Allstate Corp.	8,337,960
557,200	The Hartford Financial Services Group, Inc.	11,233,152
396,792	The Travelers Cos., Inc.	19,434,872

		104,107,039

Internet Software & Services* – 0.9%
24,545	Google, Inc.	11,045,741

Machinery – 0.6%
166,809	Illinois Tool Works, Inc.	6,882,539

Media – 3.9%
670,900	CBS Corp. Class B	9,271,838
847,600	Comcast Corp.	14,510,912
1,174,900	DISH Network Corp.	21,089,455

		44,872,205

Metals & Mining – 0.8%
131,094	Walter Energy, Inc.	9,444,012

Multi-Utilities – 1.3%
322,800	PG&E Corp.	15,094,128

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

Shares	Description	Value

Common Stocks – (continued)

Oil, Gas & Consumable Fuels – 7.5%
467,500	Newfield Exploration Co.*	$22,444,675
607,666	Occidental Petroleum Corp.	44,408,231
600,390	Range Resources Corp.	20,299,186

		87,152,092

Pharmaceuticals – 6.1%
456,933	Johnson & Johnson	26,054,320
1,259,427	Merck & Co., Inc.	44,281,453

		70,335,773

Real Estate Investment Trusts – 2.5%
443,700	Annaly Capital Management, Inc.	7,711,506
125,175	Digital Realty Trust, Inc.	7,419,122
1,071,600	MFA Financial, Inc.	7,897,692
67,200	Simon Property Group, Inc.	6,078,240

		29,106,560

Software – 1.6%
347,300	BMC Software, Inc.*	12,523,638
264,500	Oracle Corp.	5,787,260

		18,310,898

Specialty Retail – 1.1%
693,502	Staples, Inc.	12,323,531

Thrifts & Mortgage Finance – 0.9%
651,079	New York Community Bancorp, Inc.	10,345,645

Wireless Telecommunication Services* – 1.8%
5,232,273	Sprint Nextel Corp.	21,347,674

TOTAL COMMON STOCKS
(Cost $1,162,159,400)		$1,122,232,420

Principal	Interest	Maturity
Amount	Rate	Date	Value

Convertible Preferred Stock(a) – 0.8%

Ford Motor Co. Capital Trust II
$191,150	6.500%	01/15/32	$8,833,041
(Cost $8,169,342)

Shares	Rate	Value

Preferred Stock(a)(b) – 0.9%

JPMorgan Chase & Co.
10,480,000	7.900%	$11,022,026
(Cost $8,208,050)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(c) – 1.0%

Repurchase Agreement – 1.0%
Joint Repurchase Agreement Account II
$11,200,000	0.246%	09/01/10	$11,200,000
Maturity Value: $11,200,077
(Cost $11,200,000)

TOTAL INVESTMENTS – 99.5%
(Cost $1,189,736,792)			$1,153,287,487

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%			5,965,778

NET ASSETS – 100.0%			$1,159,253,265

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2010.

(c)	Joint repurchase agreement was entered into on August 31, 2010. Additional information appears on pages 52-53.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Schedule of Investments
August 31, 2010

Shares	Description	Value

Common Stocks – 98.6%

Aerospace & Defense – 4.3%
1,629,435	Honeywell International, Inc.	$63,694,614
677,560	The Boeing Co.	41,419,243

		105,113,857

Auto Components – 1.1%
984,236	Johnson Controls, Inc.	26,111,781

Automobiles* – 1.0%
2,144,629	Ford Motor Co.	24,212,861

Beverages – 2.6%
789,573	PepsiCo., Inc.	50,674,795
228,302	The Coca-Cola Co.	12,766,648

		63,441,443

Biotechnology* – 3.0%
343,462	Amgen, Inc.	17,530,301
999,523	Biogen Idec, Inc.	53,774,337

		71,304,638

Capital Markets – 4.5%
1,271,061	Bank of New York Mellon Corp.	30,848,650
279,999	Franklin Resources, Inc.	27,022,703
1,632,277	Invesco Ltd.	29,544,214
638,373	State Street Corp.	22,394,125

		109,809,692

Chemicals – 3.4%
274,415	Air Products & Chemicals, Inc.	20,314,942
137,247	CF Industries Holdings, Inc.	12,695,348
1,004,981	The Dow Chemical Co.	24,491,387
425,260	The Mosaic Co.	24,945,752

		82,447,429

Commercial Banks – 2.4%
529,123	SunTrust Banks, Inc.	11,899,976
2,161,413	U.S. Bancorp	44,957,391

		56,857,367

Communications Equipment* – 1.0%
1,184,360	Cisco Systems, Inc.	23,746,418

Computers & Peripherals* – 1.5%
2,005,996	EMC Corp.	36,589,367

Consumer Finance* – 1.7%
3,715,314	SLM Corp.	41,054,220

Diversified Financial Services – 7.6%
6,295,852	Bank of America Corp.	78,383,357
2,895,013	JPMorgan Chase & Co.	105,262,673

		183,646,030

Electric Utilities – 6.7%
1,723,597	American Electric Power Co., Inc.	61,032,570
704,159	Entergy Corp.	55,515,895
833,175	FirstEnergy Corp.	30,435,883
546,000	PPL Corp.	14,829,360

		161,813,708

Electrical Equipment – 1.6%
813,370	Emerson Electric Co.	37,943,711

Energy Equipment & Services – 1.5%
1,303,977	Halliburton Co.	36,785,191

Food & Staples Retailing – 2.6%
1,240,299	CVS Caremark Corp.	33,488,073
593,601	Wal-Mart Stores, Inc.	29,763,154

		63,251,227

Food Products – 4.9%
1,085,133	Archer-Daniels-Midland Co.	33,400,394
1,819,892	General Mills, Inc.	65,807,295
758,778	Unilever NV	20,327,662

		119,535,351

Health Care Equipment & Supplies – 2.4%
1,390,146	Baxter International, Inc.	59,164,614

Health Care Providers & Services* – 2.0%
958,880	WellPoint, Inc.	47,637,158

Household Durables – 0.9%
1,481,110	Newell Rubbermaid, Inc.	22,246,272

Household Products – 0.8%
323,952	The Procter & Gamble Co.	19,330,216

Industrial Conglomerates – 3.0%
5,003,228	General Electric Co.	72,446,741

Insurance – 9.3%
1,030,422	Aflac, Inc.	48,687,439
379,389	Everest Re Group Ltd.	30,024,845
1,153,498	Marsh & McLennan Cos., Inc.	27,360,973
796,545	Prudential Financial, Inc.	40,281,281
624,340	The Allstate Corp.	17,231,784
1,153,498	The Hartford Financial Services Group, Inc.	23,254,520
799,387	The Travelers Cos., Inc.	39,153,975

		225,994,817

Internet Software & Services* – 1.0%
52,076	Google, Inc.	23,435,242

Machinery – 0.6%
348,714	Illinois Tool Works, Inc.	14,387,940

Media – 4.7%
1,402,915	CBS Corp. Class B	19,388,286
3,070,643	Comcast Corp.	52,569,408
2,281,818	DISH Network Corp.	40,958,633

		112,916,327

Metals & Mining – 0.8%
271,539	Walter Energy, Inc.	19,561,670

Multi-Utilities – 1.3%
673,623	PG&E Corp.	31,498,611

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)

Oil, Gas & Consumable Fuels – 7.6%
987,683	Newfield Exploration Co.*	$47,418,661
1,251,525	Occidental Petroleum Corp.	91,461,447
1,366,888	Range Resources Corp.	46,214,483

		185,094,591

Pharmaceuticals – 5.9%
923,946	Johnson & Johnson	52,683,401
2,589,855	Merck & Co., Inc.	91,059,302

		143,742,703

Real Estate Investment Trusts – 0.6%
249,197	Digital Realty Trust, Inc.	14,769,906

Semiconductors & Semiconductor Equipment – 1.1%
271,554	Broadcom Corp.	8,138,473
821,800	Texas Instruments, Inc.	18,926,054

		27,064,527

Software – 1.7%
708,322	BMC Software, Inc.*	25,542,091
664,212	Oracle Corp.	14,532,959

		40,075,050

Specialty Retail – 1.7%
1,406,957	Staples, Inc.	25,001,626
425,582	The TJX Cos., Inc.	16,891,349

		41,892,975

Wireless Telecommunication Services* – 1.8%
10,870,228	Sprint Nextel Corp.	44,350,530

TOTAL COMMON STOCKS
(Cost $2,407,429,884)		$2,389,274,181

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(a) – 0.7%

Repurchase Agreement – 0.7%
Joint Repurchase Agreement Account II
$17,800,000	0.246%	09/01/10	$17,800,000
Maturity Value: $17,800,122
(Cost $17,800,000)

TOTAL INVESTMENTS – 99.3%
(Cost $2,425,229,884)			$2,407,074,181

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%			15,916,544

NET ASSETS – 100.0%			$2,422,990,725

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on August 31, 2010. Additional information appears on pages 52-53.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments
August 31, 2010

Shares	Description	Value

Common Stocks – 98.0%

Aerospace & Defense* – 0.8%
1,802,949	BE Aerospace, Inc.	$48,589,476

Airlines* – 0.5%
5,417,043	JetBlue Airways Corp.	30,931,316

Auto Components* – 1.4%
463,836	Lear Corp.	34,166,160
1,456,760	TRW Automotive Holdings Corp.	50,636,977

		84,803,137

Automobiles – 0.4%
888,844	Harley-Davidson, Inc.	21,616,686

Beverages* – 1.3%
1,759,407	Hansen Natural Corp.	79,243,691

Biotechnology* – 1.9%
2,055,488	Biogen Idec, Inc.	110,585,254

Capital Markets – 2.8%
5,100,167	Invesco Ltd.	92,313,023
4,226,561	Janus Capital Group, Inc.	38,377,174
1,220,428	Lazard Ltd.	38,150,579

		168,840,776

Chemicals – 3.2%
1,512,265	Celanese Corp.	40,377,475
1,197,932	CF Industries Holdings, Inc.	110,808,710
578,900	The Sherwin-Williams Co.	40,742,982

		191,929,167

Commercial Banks – 4.6%
1,877,442	Comerica, Inc.	64,602,779
4,790,086	Fifth Third Bancorp	52,930,450
3,862,109	First Horizon National Corp.*	38,930,059
491,373	M&T Bank Corp.	42,081,184
3,508,077	SunTrust Banks, Inc.	78,896,652

		277,441,124

Commercial Services & Supplies – 0.9%
1,888,567	Republic Services, Inc.	55,580,527

Communications Equipment* – 0.5%
1,441,756	CommScope, Inc.	27,032,925

Consumer Finance* – 1.5%
7,830,858	SLM Corp.	86,530,981

Containers & Packaging* – 0.5%
1,138,994	Owens-Illinois, Inc.	28,543,190

Diversified Telecommunication Services – 1.5%
2,432,041	CenturyLink, Inc.	87,942,603

Electric Utilities – 7.4%
1,357,062	DPL, Inc.	34,360,810
2,262,083	Edison International	76,345,301
907,140	FirstEnergy Corp.	33,137,824
865,089	Great Plains Energy, Inc.	15,995,496
1,755,600	Northeast Utilities	50,859,732
3,957,400	NV Energy, Inc.	50,654,720

1,017,065	Pinnacle West Capital Corp.	40,530,040
3,303,646	PPL Corp.	89,727,025
1,190,124	Progress Energy, Inc.	51,068,221

		442,679,169

Electrical Equipment – 0.7%
922,699	Cooper Industries PLC	38,836,401

Electronic Equipment, Instruments & Components – 1.0%
1,467,418	Amphenol Corp.	59,753,261

Energy Equipment & Services – 2.5%
1,133,367	Helmerich & Payne, Inc.	41,979,913
3,649,293	Key Energy Services, Inc.*	29,230,837
5,337,303	Weatherford International Ltd.*	79,579,188

		150,789,938

Food Products – 4.2%
3,134,202	ConAgra Foods, Inc.	67,667,421
2,045,639	Del Monte Foods Co.	26,675,133
1,321,469	H.J. Heinz Co.	61,104,727
81,669	Hormel Foods Corp.	3,524,017
1,579,878	The J.M. Smucker Co.	92,391,265

		251,362,563

Health Care Equipment & Supplies – 2.8%
860,202	C.R. Bard, Inc.	66,089,320
3,432,344	Hologic, Inc.*	48,704,961
1,676,486	Kinetic Concepts, Inc.*	53,513,433

		168,307,714

Health Care Providers & Services – 1.5%
3,250,364	Aetna, Inc.	86,849,726

Household Durables – 2.5%
641,490	Mohawk Industries, Inc.*	28,424,422
5,264,049	Newell Rubbermaid, Inc.	79,066,016
70,280	NVR, Inc.*	42,460,365

		149,950,803

Industrial Conglomerates – 0.6%
2,097,325	Textron, Inc.	35,801,338

Insurance – 10.7%
1,412,979	Everest Re Group Ltd.	111,823,158
5,155,343	Genworth Financial, Inc.*	55,832,365
2,870,386	Marsh & McLennan Cos., Inc.	68,085,556
4,906,547	Principal Financial Group, Inc.	113,095,908
4,033,882	The Hartford Financial Services Group, Inc.	81,323,061
1,904,451	The Progressive Corp.	37,708,130
4,195,229	W.R. Berkley Corp.	110,544,284
3,384,304	XL Group PLC	60,612,885

		639,025,347

Internet & Catalog Retail* – 0.9%
4,979,578	Liberty Media Corp. — Interactive	52,534,548

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)

Machinery – 3.9%
1,433,903	Eaton Corp.	$99,627,580
1,245,848	Parker Hannifin Corp.	73,704,368
1,882,633	Pentair, Inc.	56,667,253

		229,999,201

Media – 3.6%
5,045,095	CBS Corp. Class B	69,723,213
5,444,067	DISH Network Corp.	97,721,002
124,604	The Washington Post Co. Class B	44,886,099

		212,330,314

Metals & Mining – 1.4%
677,642	Cliffs Natural Resources, Inc.	41,464,914
3,137,929	Steel Dynamics, Inc.	42,989,627

		84,454,541

Multi-Utilities – 6.2%
1,037,428	Alliant Energy Corp.	36,330,729
5,408,319	CMS Energy Corp.	94,645,582
2,262,915	SCANA Corp.	88,321,572
807,480	Sempra Energy	41,116,882
4,953,440	Xcel Energy, Inc.	110,511,246

		370,926,011

Oil, Gas & Consumable Fuels – 7.2%
767,116	Alpha Natural Resources, Inc.*	28,483,017
2,484,744	Forest Oil Corp.*	64,901,513
2,867,007	Newfield Exploration Co.*	137,645,006
2,672,933	QEP Resources, Inc.	77,595,245
3,515,317	Range Resources Corp.	118,852,868

		427,477,649

Paper & Forest Products – 0.2%
709,970	International Paper Co.	14,525,986

Personal Products – 0.5%
1,016,463	Alberto-Culver Co.	31,561,176

Professional Services – 0.3%
657,593	Equifax, Inc.	19,379,266

Real Estate Investment Trusts – 9.0%
861,723	Alexandria Real Estate Equities, Inc.	59,777,725
2,581,647	Annaly Capital Management, Inc.	44,869,025
1,030,028	Boston Properties, Inc.	83,844,279
996,493	Digital Realty Trust, Inc.	59,062,140
3,377,855	Douglas Emmett, Inc.	54,451,023
4,283,372	Host Hotels & Resorts, Inc.	56,240,674
8,192,516	MFA Financial, Inc.	60,378,843
1,043,330	Tanger Factory Outlet Centers, Inc.	48,222,713
1,367,942	Ventas, Inc.	69,094,750

		535,941,172

Road & Rail – 1.4%
1,653,642	Kansas City Southern*	55,512,762
790,805	Ryder System, Inc.	30,343,188

		85,855,950

Semiconductors & Semiconductor Equipment* – 1.0%
9,187,134	ON Semiconductor Corp.	56,776,488
495,253	Teradyne, Inc.	4,447,372

		61,223,860

Software* – 2.7%
1,901,326	BMC Software, Inc.	68,561,816
846,756	Check Point Software Technologies Ltd.	29,543,317
2,638,067	Parametric Technology Corp.	44,979,042
781,844	Quest Software, Inc.	16,754,917

		159,839,092

Specialty Retail – 1.2%
2,221,389	Guess?, Inc.	71,773,079

Textiles, Apparel & Luxury Goods* – 1.2%
692,561	Fossil, Inc.	32,889,722
1,666,933	Hanesbrands, Inc.	39,906,376

		72,796,098

Wireless Telecommunication Services* – 1.6%
4,457,407	Clearwire Corp.	28,571,979
17,032,555	Sprint Nextel Corp.	69,492,824

		98,064,803

TOTAL COMMON STOCKS
(Cost $5,650,731,191)		$5,851,649,859

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(a) – 2.9%

Repurchase Agreement – 2.9%
Joint Repurchase Agreement Account II
$173,100,000	0.246%	09/01/10	$173,100,000
Maturity Value: $173,101,183
(Cost $173,100,000)

TOTAL INVESTMENTS – 100.9%
(Cost $5,823,831,191)			$6,024,749,859

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%			(53,640,841)

NET ASSETS – 100.0%			$5,971,109,018

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on August 31, 2010. Additional information appears on pages 52-53.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments
August 31, 2010

Shares	Description	Value

Common Stocks – 95.8%

Aerospace & Defense – 0.8%
548,994	AAR Corp.*	$8,432,548
90,278	TransDigm Group, Inc.	5,226,193

		13,658,741

Airlines* – 1.5%
3,917,807	AirTran Holdings, Inc.	17,669,310
1,431,326	JetBlue Airways Corp.	8,172,871

		25,842,181

Auto Components* – 1.1%
269,867	Tenneco, Inc.	6,671,112
346,852	TRW Automotive Holdings Corp.	12,056,576

		18,727,688

Building Products – 0.4%
244,169	Universal Forest Products, Inc.	6,326,419

Capital Markets – 3.2%
712,134	Apollo Investment Corp.	6,815,122
307,725	Ares Capital Corp.	4,597,412
476,420	BGC Partners, Inc.	2,458,327
189,212	E*TRADE Financial Corp.*	2,348,121
253,167	Golub Capital BDC, Inc.*	3,640,542
227,007	KBW, Inc.*	4,987,344
562,287	Knight Capital Group, Inc.*	6,679,970
775,660	MF Global Holdings Ltd.*	5,119,356
577,649	PennantPark Investment Corp.	5,707,172
209,826	Piper Jaffray Cos., Inc.*	5,795,394
219,049	Solar Capital Ltd.	4,302,122
77,808	Stifel Financial Corp.*	3,367,530

		55,818,412

Chemicals – 3.0%
715,741	H.B. Fuller Co.	13,591,922
333,662	Minerals Technologies, Inc.	17,884,283
1,809,839	PolyOne Corp.*	17,645,930
245,244	Solutia, Inc.*	3,320,604

		52,442,739

Commercial Banks – 12.0%
338,130	Bank of the Ozarks, Inc.	12,422,896
547,300	Boston Private Financial Holdings, Inc.	3,431,571
134,687	Bridge Capital Holdings*	1,163,696
62,955	Capital City Bank Group, Inc.	688,728
441,088	CoBiz, Inc.	2,350,999
939,642	CVB Financial Corp.	6,417,755
563,550	East West Bancorp, Inc.	8,239,101
664,200	F.N.B. Corp.	5,160,834
304,851	First Financial Bankshares, Inc.	13,617,694
724,374	First Midwest Bancorp, Inc.	7,953,626
576,325	FirstMerit Corp.	9,970,422
1,132,282	Glacier Bancorp, Inc.	15,670,783
340,237	Hancock Holding Co.	9,261,251
174,198	Heritage Financial Corp.*	2,212,315
266,957	Home Bancshares, Inc.	5,750,254
173,108	IBERIABANK Corp.	8,439,015

194,595	Lakeland Financial Corp.	3,607,791
555,323	MB Financial, Inc.	8,318,739
130,596	PacWest Bancorp	2,227,968
481,798	Pinnacle Financial Partners, Inc.*	4,124,191
414,864	PrivateBancorp, Inc.	4,339,477
428,472	Prosperity Bancshares, Inc.	12,190,028
218,119	Sandy Spring Bancorp, Inc.	3,191,081
255,655	SCBT Financial Corp.	7,350,081
105,455	Sierra Bancorp	1,214,842
513,772	Signature Bank*	18,773,229
134,728	Simmons First National Corp.	3,419,397
264,810	Southcoast Financial Corp.*(a)	805,022
165,134	Summit State Bank	1,188,965
362,044	Texas Capital Bancshares, Inc.*	5,539,273
111,430	The First of Long Island Corp.	2,741,178
238,616	TriCo Bancshares	3,309,604
192,919	UMB Financial Corp.	6,150,258
233,486	United Community Banks, Inc.*	579,045
474,396	Webster Financial Corp.	7,633,032

		209,454,141

Commercial Services & Supplies – 1.0%
369,972	G&K Services, Inc.	7,432,737
271,641	Waste Connections, Inc.*	10,254,448

		17,687,185

Communications Equipment – 1.1%
337,650	CommScope, Inc.*	6,330,937
193,070	Plantronics, Inc.	5,272,742
250,419	Polycom, Inc.*	7,131,933

		18,735,612

Computers & Peripherals* – 1.1%
672,688	Avid Technology, Inc.	7,453,383
1,069,609	Electronics for Imaging, Inc.	11,385,988

		18,839,371

Construction & Engineering – 1.2%
1,287,356	Comfort Systems USA, Inc.	13,427,123
121,186	Michael Baker Corp.*	3,995,503
232,610	MYR Group, Inc.*	3,240,257

		20,662,883

Consumer Finance* – 0.5%
198,543	EZCORP, Inc.	3,569,803
236,836	First Cash Financial Services, Inc.	5,650,907

		9,220,710

Diversified Financial Services* – 0.4%
376,477	PHH Corp.	6,968,589

Diversified Telecommunication Services* – 0.4%
1,416,505	Premiere Global Services, Inc.	7,025,865

Electric Utilities – 4.5%
594,768	Cleco Corp.	16,849,777
1,444,684	El Paso Electric Co.*	33,155,498
148,159	Great Plains Energy, Inc.	2,739,460

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Electric Utilities – (continued)

129,032	MGE Energy, Inc.	$4,815,474
82,940	Portland General Electric Co.	1,657,141
99,829	The Empire District Electric Co.	1,958,645
151,517	Unisource Energy Corp.	4,928,848
513,783	Westar Energy, Inc.	12,315,379

		78,420,222

Electrical Equipment – 1.6%
110,177	AZZ, Inc.	4,400,469
519,201	EnerSys*	11,458,766
211,327	Regal-Beloit Corp.	11,690,610

		27,549,845

Electronic Equipment, Instruments & Components – 2.6%
334,833	Anixter International, Inc.*	15,362,138
416,752	Checkpoint Systems, Inc.*	7,643,232
146,386	Littelfuse, Inc.*	5,451,415
267,333	MTS Systems Corp.	7,124,424
414,181	SYNNEX Corp.*	9,551,014

		45,132,223

Energy Equipment & Services* – 1.0%
1,231,598	Key Energy Services, Inc.	9,865,100
384,924	T-3 Energy Services, Inc.	8,499,122

		18,364,222

Food & Staples Retailing – 0.5%
49,715	Casey’s General Stores, Inc.	1,870,278
388,088	The Pantry, Inc.*	7,303,816

		9,174,094

Food Products – 1.4%
223,063	Lance, Inc.	4,798,085
428,274	The Hain Celestial Group, Inc.*	9,567,641
243,911	TreeHouse Foods, Inc.*	10,122,307

		24,488,033

Gas Utilities – 1.2%
96,051	South Jersey Industries, Inc.	4,513,436
440,773	Southwest Gas Corp.	13,862,311
75,317	The Laclede Group, Inc.	2,508,056

		20,883,803

Health Care Equipment & Supplies – 1.6%
590,708	American Medical Systems Holdings, Inc.*	10,762,700
1,318,057	Cardiac Science Corp.*(a)	2,346,141
221,712	Hill-Rom Holdings, Inc.	7,116,955
241,779	West Pharmaceutical Services, Inc.	8,128,610

		28,354,406

Health Care Providers & Services – 2.1%
427,345	Amedisys, Inc.*	9,880,216
319,692	LHC Group, Inc.*	6,397,037

573,886	Lincare Holdings, Inc.	13,210,856
643,572	Team Health Holdings, Inc.*	8,115,443

		37,603,552

Hotels, Restaurants & Leisure – 1.8%
147,066	DineEquity, Inc.*	4,694,347
440,976	Gaylord Entertainment Co.*	11,535,932
143,626	P.F. Chang’s China Bistro, Inc.	6,148,629
254,223	WMS Industries, Inc.*	8,984,241

		31,363,149

Household Durables – 0.6%
453,067	Meritage Homes Corp.*	8,091,777
132,611	The Ryland Group, Inc.	2,136,363

		10,228,140

Household Products* – 0.3%
320,956	Cellu Tissue Holdings, Inc.	2,445,685
244,473	Central Garden & Pet Co.	2,260,153

		4,705,838

Industrial Conglomerates – 0.3%
214,393	Carlisle Cos., Inc.	6,013,724

Insurance – 6.1%
594,178	Alterra Capital Holdings Ltd.	11,016,060
1,755,257	American Equity Investment Life Holding Co.	16,657,389
232,034	Aspen Insurance Holdings Ltd.	6,589,766
248,923	Donegal Group, Inc.	2,728,196
54,990	Enstar Group Ltd.*	3,828,404
2,406,465	Meadowbrook Insurance Group, Inc.	20,671,534
271,875	ProAssurance Corp.*	14,395,781
181,289	RLI Corp.	9,510,421
691,571	Symetra Financial Corp.	7,427,472
633,358	Tower Group, Inc.	13,591,863

		106,416,886

Internet & Catalog Retail* – 0.8%
566,139	HSN, Inc.	14,883,794

IT Services* – 0.4%
700,571	Convergys Corp.	7,096,784

Leisure Equipment & Products – 0.2%
80,896	Polaris Industries, Inc.	4,314,184

Machinery – 2.8%
735,932	Actuant Corp.	14,586,172
255,151	Altra Holdings, Inc.*	3,283,793
240,331	Graco, Inc.	6,707,638
388,163	Robbins & Myers, Inc.	9,183,937
159,310	Tennant Co.	4,976,844
353,289	Watts Water Technologies, Inc.	10,612,802

		49,351,186

Media* – 0.4%
633,609	Knology, Inc.	7,432,234

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments (continued)
August 31, 2010

Shares	Description	Value

Common Stocks – (continued)

Metals & Mining – 2.7%
1,157,190	Commercial Metals Co.	$15,078,186
414,281	Kaiser Aluminum Corp.	15,295,254
297,612	Metals USA Holdings Corp.*	3,488,013
468,841	Olympic Steel, Inc.	10,333,256
70,444	Schnitzer Steel Industries, Inc.	3,116,442

		47,311,151

Multi-Utilities – 0.2%
15,394	CH Energy Group, Inc.	648,703
113,862	NorthWestern Corp.	3,201,800

		3,850,503

Multiline Retail* – 0.3%
153,899	Big Lots, Inc.	4,810,883

Oil, Gas & Consumable Fuels – 4.5%
639,062	Atlas Energy, Inc.*	17,382,487
579,030	Brigham Exploration Co.*	8,870,740
419,903	Golar LNG Ltd.	4,358,593
1,106,827	Resolute Energy Corp.*	11,820,912
769,959	Rex Energy Corp.*	8,708,236
984,443	Rosetta Resources, Inc.*	19,393,527
153,170	Scorpio Tankers, Inc.*	1,657,299
275,392	World Fuel Services Corp.	7,033,512

		79,225,306

Personal Products – 0.7%
238,243	Elizabeth Arden, Inc.*	3,900,038
148,123	Herbalife Ltd.	8,232,676

		12,132,714

Professional Services* – 0.1%
602,260	On Assignment, Inc.	2,619,831

Real Estate Investment Trusts – 13.4%
588,836	Acadia Realty Trust	10,563,718
898,861	American Campus Communities, Inc.	26,777,069
1,173,541	BioMed Realty Trust, Inc.	20,055,816
486,638	Capstead Mortgage Corp.	5,654,734
806,406	Cogdell Spencer, Inc.	4,983,589
1,188,571	Cypress Sharpridge Investments, Inc.	16,010,051
226,994	DuPont Fabros Technology, Inc.	5,609,022
866,686	Education Realty Trust, Inc.	5,928,132
490,444	Entertainment Properties Trust	21,133,232
275,175	Hatteras Financial Corp.	7,974,572
1,154,697	Medical Properties Trust, Inc.	11,362,218
3,064,741	MFA Financial, Inc.	22,587,141
903,309	National Retail Properties, Inc.	22,004,607
894,109	OMEGA Healthcare Investors, Inc.	19,178,638
863,656	Parkway Properties, Inc.	12,626,651
169,152	Pebblebrook Hotel Trust*	3,000,756
210,146	PS Business Parks, Inc.	11,824,915
838,530	Retail Opportunity Investments Corp.	7,924,109

		235,198,970

Semiconductors & Semiconductor Equipment – 2.3%
289,065	ATMI, Inc.*	3,692,805
1,667,600	Entegris, Inc.*	6,420,260

977,184	Fairchild Semiconductor International, Inc.*	7,553,632
465,075	Micrel, Inc.	4,113,589
504,749	MKS Instruments, Inc.*	8,711,968
572,251	Semtech Corp.*	9,496,505

		39,988,759

Software* – 1.9%
260,082	CommVault Systems, Inc.	6,385,013
1,130,462	Mentor Graphics Corp.	10,275,899
443,518	Monotype Imaging Holdings, Inc.	3,279,816
469,208	NetScout Systems, Inc.	7,427,563
301,139	Parametric Technology Corp.	5,134,420

		32,502,711

Specialty Retail – 2.8%
260,363	Aaron Rents, Inc.	4,241,313
110,426	Hibbett Sports, Inc.*	2,559,675
275,331	Jo-Ann Stores, Inc.*	11,194,958
343,384	Jos. A. Bank Clothiers, Inc.*	12,543,817
170,387	Monro Muffler Brake, Inc.	7,135,808
124,896	The Children’s Place Retail Stores, Inc.*	5,452,959
66,594	The Finish Line, Inc.	879,041
570,908	The Talbots, Inc.*	5,697,662

		49,705,233

Textiles, Apparel & Luxury Goods* – 2.3%
275,383	Fossil, Inc.	13,077,939
332,615	G-III Apparel Group Ltd.	8,022,674
668,069	Iconix Brand Group, Inc.	10,178,031
210,048	The Warnaco Group, Inc.	8,796,810

		40,075,454

Thrifts & Mortgage Finance – 2.9%
70,310	Berkshire Hills Bancorp, Inc.	1,243,432
699,262	Brookline Bancorp, Inc.	6,545,092
271,603	Dime Community Bancshares	3,392,321
249,907	First Financial Holdings, Inc.	2,259,159
309,185	Flushing Financial Corp.	3,348,474
1,111,634	MGIC Investment Corp.*	8,025,998
544,584	NewAlliance Bancshares, Inc.	6,665,708
543,890	Northwest Bancshares, Inc.	5,846,818
561,091	Ocwen Financial Corp.*	5,100,317
1,325,648	The PMI Group, Inc.*	4,082,996
104,220	WSFS Financial Corp.	3,748,793

		50,259,108

Trading Companies & Distributors – 2.8%
303,247	Applied Industrial Technologies, Inc.	8,127,020
559,981	Beacon Roofing Supply, Inc.*	7,800,535
442,163	Kaman Corp.	9,449,023
1,206,402	RSC Holdings, Inc.*	7,214,284
313,742	Watsco, Inc.	16,110,652

		48,701,514

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)

Transportation Infrastructure – 1.0%
1,210,091	Aegean Marine Petroleum Network, Inc.	$18,018,255

TOTAL COMMON STOCKS
(Cost $1,629,995,390)		$1,677,587,247

Exchange Traded Fund – 1.0%

308,503	iShares Russell 2000 Value Index Fund
(Cost $19,434,825)		$17,337,869

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(b) – 3.5%

Repurchase Agreement – 3.5%
Joint Repurchase Agreement Account II
$61,700,000	0.246%	09/01/10	$61,700,000
Maturity Value: $61,700,422
(Cost $61,700,000)

TOTAL INVESTMENTS – 100.3%
(Cost $1,711,130,215)			$1,756,625,116

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%			(5,273,451)

NET ASSETS – 100.0%			$1,751,351,665

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

(b)	Joint repurchase agreement was entered into on August 31, 2010. Additional information appears on pages 52-53.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY FUND

Schedule of Investments
August 31, 2010

Shares	Description	Value

Common Stocks – 98.9%

Aerospace & Defense – 4.7%
3,911	Honeywell International, Inc.	$152,881
1,463	The Boeing Co.	89,433

		242,314

Automobiles* – 1.1%
4,854	Ford Motor Co.	54,802

Beverages – 2.5%
2,049	PepsiCo., Inc.	131,505

Biotechnology* – 2.7%
1,024	Amgen, Inc.	52,265
1,620	Biogen Idec, Inc.	87,156

		139,421

Capital Markets – 4.0%
1,837	Bank of New York Mellon Corp.	44,584
1,303	Invesco Ltd.	23,584
1,863	Morgan Stanley & Co.	45,998
1,117	Northern Trust Corp.	51,538
3,299	The Charles Schwab Corp.	42,095

		207,799

Chemicals – 2.0%
539	Monsanto Co.	28,378
555	Praxair, Inc.	47,747
1,091	The Dow Chemical Co.	26,588

		102,713

Commercial Banks – 0.9%
993	SunTrust Banks, Inc.	22,333
1,175	U.S. Bancorp	24,440

		46,773

Commercial Services & Supplies – 1.0%
2,480	Iron Mountain, Inc.	50,294

Communications Equipment – 3.4%
6,148	Cisco Systems, Inc.*	123,267
1,367	QUALCOMM, Inc.	52,370

		175,637

Computers & Peripherals* – 4.6%
563	Apple, Inc.	137,017
3,100	EMC Corp.	56,544
1,058	NetApp, Inc.	42,786

		236,347

Consumer Finance* – 0.9%
4,123	SLM Corp.	45,559

Diversified Financial Services – 5.8%
6,990	Bank of America Corp.	87,025
311	CME Group, Inc.	77,153
3,707	JPMorgan Chase & Co.	134,787

		298,965

Electric Utilities – 1.4%
884	Entergy Corp.	69,694

Electrical Equipment – 1.7%
1,886	Emerson Electric Co.	87,982

Energy Equipment & Services – 3.3%
3,054	Halliburton Co.	86,153
1,608	Schlumberger Ltd.	85,755

		171,908

Food & Staples Retailing – 3.3%
1,934	Costco Wholesale Corp.	109,368
977	CVS Caremark Corp.	26,379
667	Wal-Mart Stores, Inc.	33,443

		169,190

Food Products – 2.8%
756	Archer-Daniels-Midland Co.	23,270
2,166	General Mills, Inc.	78,322
864	Kraft Foods, Inc.	25,877
687	Unilever NV	18,405

		145,874

Health Care Equipment & Supplies – 3.1%
2,583	Baxter International, Inc.	109,933
1,406	St. Jude Medical, Inc.*	48,605

		158,538

Health Care Providers & Services* – 1.4%
1,490	WellPoint, Inc.	74,023

Hotels, Restaurants & Leisure – 1.6%
802	McDonald’s Corp.	58,594
619	Yum! Brands, Inc.	25,812

		84,406

Household Durables – 0.5%
1,635	Newell Rubbermaid, Inc.	24,558

Household Products – 2.2%
1,927	The Procter & Gamble Co.	114,984

Industrial Conglomerates – 2.4%
8,606	General Electric Co.	124,615

Insurance – 6.5%
2,465	Aflac, Inc.	116,471
832	Everest Re Group Ltd.	65,844
1,080	Prudential Financial, Inc.	54,616
1,664	The Hartford Financial Services Group, Inc.	33,546
1,305	The Travelers Cos., Inc.	63,919

		334,396

Internet Software & Services* – 2.1%
246	Google, Inc.	110,705

IT Services – 1.6%
427	MasterCard, Inc.	84,700

Life Sciences Tools & Services* – 0.8%
960	Thermo Fisher Scientific, Inc.	40,435

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Machinery – 1.0%
747	Eaton Corp.	$51,902

Media – 2.6%
1,906	CBS Corp. Class B	26,341
2,452	Comcast Corp.	41,978
2,963	DISH Network Corp.	53,186
447	Viacom, Inc. Class B	14,045

		135,550

Oil, Gas & Consumable Fuels – 5.8%
1,076	Newfield Exploration Co.*	51,659
1,782	Occidental Petroleum Corp.	130,229
1,758	Range Resources Corp.	59,438
1,824	Southwestern Energy Co.*	59,681

		301,007

Personal Products – 1.2%
2,077	Avon Products, Inc.	60,441

Pharmaceuticals – 5.3%
2,493	Johnson & Johnson	142,151
3,823	Merck & Co., Inc.	134,416

		276,567

Semiconductors & Semiconductor Equipment – 1.3%
1,091	Broadcom Corp.	32,697
1,519	Xilinx, Inc.	36,684

		69,381

Software – 3.3%
3,049	Microsoft Corp.	71,591
4,639	Oracle Corp.	101,501

		173,092

Specialty Retail – 3.7%
1,233	Bed Bath & Beyond, Inc.*	44,351
3,472	Lowe’s Cos., Inc.	70,482
4,320	Staples, Inc.	76,766

		191,599

Textiles, Apparel & Luxury Goods – 2.4%
1,238	NIKE, Inc. Class B	86,660
503	Polo Ralph Lauren Corp.	38,097

		124,757

Wireless Telecommunication Services* – 4.0%
2,861	American Tower Corp.	134,067
17,291	Sprint Nextel Corp.	70,547

		204,614

TOTAL INVESTMENTS – 98.9%
(Cost $5,465,985)		$5,117,047

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		55,821

NET ASSETS – 100.0%		$5,172,868

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Schedule of Investments
August 31, 2010

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At August 31, 2010, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Growth and Income	$11,200,000

Large Cap Value	17,800,000

Mid Cap Value	173,100,000

Small Cap Value	61,700,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

Banc of America Securities LLC	$100,000,000	0.240%	09/01/10	$100,000,667

Banc of America Securities LLC	1,650,000,000	0.250	09/01/10	1,650,011,458

Barclays Capital, Inc.	5,827,000,000	0.240	09/01/10	5,827,038,846

Barclays Capital, Inc.	1,500,000,000	0.250	09/01/10	1,500,010,417

BNP Paribas Securities Co.	5,500,000,000	0.240	09/01/10	5,500,036,667

BNP Paribas Securities Co.	2,500,000,000	0.250	09/01/10	2,500,017,361

Citibank N.A.	250,000,000	0.260	09/01/10	250,001,805

Citigroup Global Markets, Inc.	1,250,000,000	0.260	09/01/10	1,250,009,028

Credit Suisse Securities (USA) LLC	600,000,000	0.200	09/01/10	600,003,333

Credit Suisse Securities (USA) LLC	840,000,000	0.240	09/01/10	840,005,600

Deutsche Bank Securities, Inc.	3,425,000,000	0.250	09/01/10	3,425,023,785

JPMorgan Securities	455,000,000	0.250	09/01/10	455,003,160

Merrill Lynch & Co., Inc.	850,000,000	0.250	09/01/10	850,005,903

Morgan Stanley & Co.	930,000,000	0.250	09/01/10	930,006,458

RBS Securities, Inc.	1,500,000,000	0.250	09/01/10	1,500,010,417

UBS Securities LLC	475,000,000	0.250	09/01/10	475,003,298

Wells Fargo Securities LLC	3,000,000,000	0.260	09/01/10	3,000,021,667

TOTAL				$30,652,209,870

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

At August 31, 2010, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Farm Credit Bank	5.410%	04/17/36

Federal Home Loan Bank	5.625	03/14/36

Federal Home Loan Mortgage Corp.	0.000 to 7.000	10/18/10 to 08/01/40

Federal Home Loan Mortgage Corp. Interest-Only Stripped Securities	0.000	01/15/12 to 01/15/28

Federal National Mortgage Association	0.000 to 8.500	09/13/10 to 06/01/50

Federal National Mortgage Association Interest-Only Stripped Securities	0.000	07/15/11 to 05/15/29

Federal National Mortgage Association Principal-Only Stripped Security	0.000	03/23/28

Government National Mortgage Association	3.500 to 9.500	04/15/13 to 08/20/40

U.S. Treasury Bills	0.000	09/16/10 to 07/28/11

U.S. Treasury Bonds	6.000 to 8.000	11/15/21 to 02/15/26

U.S. Treasury Interest-Only Stripped Security	0.000	11/15/24

U.S. Treasury Notes	0.625 to 11.250	05/31/11 to 05/15/20

The aggregate market value of the collateral, including accrued interest, was $31,281,402,549.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Assets and Liabilities
August 31, 2010

Growth and
Income Fund

Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $1,189,736,792, $2,425,229,884, $5,823,831,191, $1,695,719,756 and $5,465,985, respectively)	$1,153,287,487
Investment in securities of affiliated issuers, at value (identified cost $0, $0, $0, $15,410,459 and $0, respectively)	—
Cash	90,995
Receivables:
Investment securities sold	6,205,791
Dividends and interest	2,857,953
Fund shares sold	787,905
Reimbursement from investment adviser	—
Deferred offering costs	—
Other assets	4,956

Total assets	1,163,235,087

Liabilities:

Payables:
Fund shares redeemed	2,606,430
Amounts owed to affiliates	1,033,176
Investment securities purchased	—
Accrued expenses and other liabilities	342,216

Total liabilities	3,981,822

Net Assets:

Paid-in capital	1,593,165,071
Accumulated undistributed net investment income	1,487,904
Accumulated net realized loss from investment transactions	(398,950,405)
Net unrealized gain (loss) on investments	(36,449,305)

NET ASSETS	$1,159,253,265

Net Assets:
Class A	$625,385,450
Class B	38,763,000
Class C	24,907,665
Institutional	468,008,839
Service	1,625,458
Class IR	64,740
Class R	498,113

Total Net Assets	$1,159,253,265

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	35,045,733
Class B	2,247,234
Class C	1,451,636
Institutional	25,831,657
Service	91,174
Class IR	3,634
Class R	27,994

Net asset value, offering and redemption price per share:(a)
Class A	$17.84
Class B	17.25
Class C	17.16
Institutional	18.12
Service	17.83
Class IR	17.82
Class R	17.79

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Growth and Income, Large Cap Value, Mid Cap Value, Small Cap Value and U.S. Equity Funds is $18.88, $10.48, $30.79, $33.11 and $10.11, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Large Cap	Mid Cap	Small Cap	U.S. Equity
Value Fund	Value Fund	Value Fund	Fund

$2,407,074,181	$6,024,749,859	$1,753,473,953	$5,117,047
—	—	3,151,163	—
56,956	4,294	341,485	47,426

13,457,417	29,586,981	909,310	—
5,000,605	6,383,894	772,904	8,996
3,318,042	7,392,094	1,921,368	14,800
—	—	—	44,137
—	—	—	77,407
10,330	20,441	5,933	43

2,428,917,531	6,068,137,563	1,760,576,116	5,309,856

3,709,031	65,488,285	2,964,002	—
1,891,239	5,072,669	1,905,418	3,712
—	25,756,486	4,102,640	4,578
326,536	711,105	252,391	128,698

5,926,806	97,028,545	9,224,451	136,988

3,209,768,338	6,884,737,059	1,858,159,444	5,639,587
14,451,224	4,045,497	2,392,410	21,736
(783,073,134)	(1,118,592,206)	(154,695,090)	(139,517)
(18,155,703)	200,918,668	45,494,901	(348,938)

$2,422,990,725	$5,971,109,018	$1,751,351,665	$5,172,868

$616,532,979	$2,819,867,350	$670,228,146	$777,158
14,484,539	56,680,854	14,520,865	—
53,185,638	147,696,652	52,142,602	14,268
1,648,588,905	2,710,882,055	943,868,170	4,351,446
6,149,054	232,356,344	58,063,595	—
80,471,215	1,763,696	3,659,664	20,463
3,578,395	1,862,067	8,868,623	9,533

$2,422,990,725	$5,971,109,018	$1,751,351,665	$5,172,868

62,280,936	96,886,330	21,420,900	81,407
1,502,021	2,019,934	534,136	—
5,556,247	5,307,243	1,921,383	1,503
164,672,229	92,288,662	28,721,934	454,589
624,579	8,068,189	1,890,602	—
8,171,811	60,969	117,157	2,140
366,445	64,304	285,317	1,000

$9.90	$29.10	$31.29	$9.55
9.64	28.06	27.19	—
9.57	27.83	27.14	9.49
10.01	29.37	32.86	9.57
9.85	28.80	30.71	—
9.85	28.93	31.24	9.56
9.77	28.96	31.08	9.53

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Operations
For the Fiscal Year Ended August 31, 2010

Growth and
Income Fund

Investment income:

Dividends (net of foreign withholding taxes of $182,405, $223,764, $5,648, $0 and $88, respectively)	$29,355,521
Interest	1,105,784
Securities lending income — affiliated issuer	112,118

Total investment income	30,573,423

Expenses:

Management fees	8,976,106
Distribution and Service fees(b)	2,668,487
Transfer Agent fees(b)	1,778,083
Printing and mailing costs	401,973
Registration fees	141,828
Custody and accounting fees	129,535
Professional fees	72,226
Trustee fees	15,433
Service Share fees — Shareholder Administration Plan	6,484
Service Share fees — Service Plan	6,484
Amortization of offering costs	—
Other	81,703

Total expenses	14,278,342

Less — expense reductions	(133,681)

Net expenses	14,144,661

NET INVESTMENT INCOME	16,428,762

Realized and unrealized gain (loss) from investment transactions:

Net realized gain (loss) from:
Investment transactions — unaffiliated issuers (including commission recapture of $388,331, $867,476, $1,817,995, $0 and $0, respectively)	86,561,253
Investment transactions — affiliated issuers	—
Securities lending reinvestment vehicle transactions — affiliated issuer	102,846
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(61,322,051)
Investments — affiliated issuers	—
Securities lending reinvestment vehicle — affiliated issuer	(93,765)

Net realized and unrealized gain (loss) from investment transactions	25,248,283

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$41,677,045

(a)	Commenced operations on November 30, 2009.
(b)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Growth and Income	$1,893,069	$484,604	$288,409	$2,405	$1,438,732	$92,075	$54,798	$190,399	$1,037	$128	$914
Large Cap Value	1,713,859	181,637	606,533	11,655	1,302,533	34,511	115,241	763,198	3,131	157,253	4,429
Mid Cap Value	7,202,268	694,277	1,582,690	3,293	5,473,724	131,913	300,711	1,028,294	92,513	1,819	1,251
Small Cap Value	1,686,914	215,942	537,872	21,947	1,282,053	41,029	102,196	365,001	22,356	3,221	8,340
U.S. Equity(a)	319	—	225	39	243	—	43	1,278	—	14	14

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Large Cap	Mid Cap	Small Cap	U.S. Equity
Value Fund	Value Fund	Value Fund	Fund(a)

$50,570,921	$99,603,107	$29,081,681	$51,225
89,384	217,112	82,925	98
49,255	853,052	1,102,522	—

50,709,560	100,673,271	30,267,128	51,323

19,274,306	41,329,546	17,244,222	23,532
2,513,684	9,482,528	2,462,675	583
2,380,296	7,030,225	1,824,196	1,592
412,645	788,716	260,498	66,315
146,148	169,241	125,869	14,443
189,078	328,761	176,400	34,534
72,247	74,379	73,852	62,161
17,522	21,796	16,481	13,605
19,567	578,208	139,724	—
19,567	578,208	139,724	—
—	—	—	155,147
80,612	124,820	51,532	7,420

25,125,672	60,506,428	22,515,173	379,332

(207)	(812)	(119)	(352,188)

25,125,465	60,505,616	22,515,054	27,144

25,584,095	40,167,655	7,752,074	24,179

175,854,137	661,255,229	97,558,501	(139,517)
—	—	(34,868)	—
968,084	7,120,741	2,823,576	—

(140,884,474)	(97,459,222)	38,064,335	(348,938)
—	—	(2,244,394)	—
(1,008,908)	(6,802,550)	(2,699,739)	—

34,928,839	564,114,198	133,467,411	(488,455)

$60,512,934	$604,281,853	$141,219,485	$(464,276)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Changes in Net Assets

	Growth and Income Fund
	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	August 31, 2010	August 31, 2009

From operations:

Net investment income	$16,428,762	$20,625,828
Net realized gain (loss) from investment transactions	86,664,099	(476,748,594)
Payments by affiliate relating to certain investment transactions	—	—
Net change in unrealized gain (loss) on investments	(61,415,816)	138,987,963

Net increase (decrease) in net assets resulting from operations	41,677,045	(317,134,803)

Distributions to shareholders:

From net investment income
Class A Shares	(8,749,416)	(21,274,218)
Class B Shares	(218,943)	(1,060,867)
Class C Shares	(131,936)	(561,467)
Institutional Shares	(7,033,218)	(4,055,543)
Service Shares	(28,237)	(44,414)
Class IR Shares	(991)	(183)
Class R Shares	(4,193)	(1,398)
From net realized gains
Class A Shares	—	(2,002,918)
Class B Shares	—	(148,137)
Class C Shares	—	(75,218)
Institutional Shares	—	(285,115)
Service Shares	—	(4,321)
Class IR Shares	—	(15)
Class R Shares	—	(49)

Total distributions to shareholders	(16,166,934)	(29,513,863)

From share transactions:

Proceeds from sales of shares	310,775,745	439,772,988
Reinvestment of distributions	15,832,305	28,773,585
Cost of shares redeemed	(417,636,971)	(369,864,403)

Net increase (decrease) in net assets resulting from share transactions	(91,028,921)	98,682,170

TOTAL INCREASE (DECREASE)	(65,518,810)	(247,966,496)

Net assets:

Beginning of year	1,224,772,075	1,472,738,571

End of year	$1,159,253,265	$1,224,772,075

Accumulated undistributed net investment income	$1,487,904	$5,233,721

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Large Cap Value Fund		Mid Cap Value Fund		Small Cap Value Fund
For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
August 31, 2010	August 31, 2009	August 31, 2010	August 31, 2009	August 31, 2010	August 31, 2009

$25,584,095	$28,511,541	$40,167,655	$52,018,061	$7,752,074	$10,410,042
176,822,221	(842,504,619)	668,375,970	(1,696,134,324)	100,347,209	(249,341,202)
—	—	—	344,853	—	—
(141,893,382)	267,506,860	(104,261,772)	296,117,938	33,120,202	(25,156,670)

60,512,934	(546,486,218)	604,281,853	(1,347,653,472)	141,219,485	(264,087,830)

(6,039,174)	(6,347,400)	(27,037,422)	(30,580,463)	(3,528,511)	(1,948,679)
(35,172)	(12,171)	(215,614)	(66,752)	—	—
(157,273)	(50,670)	(566,933)	(212,104)	(24,897)	—
(22,898,195)	(23,676,542)	(31,430,879)	(31,249,232)	(7,158,549)	(4,754,375)
(75,143)	(62,443)	(2,010,303)	(2,089,035)	(252,106)	(70,907)
(920,482)	(1,021,095)	(5,848)	(107)	(4,215)	(51)
(13,435)	(223)	(2,446)	—	(16,755)	(6)

—	—	—	—	—	(837,590)
—	—	—	—	—	(49,084)
—	—	—	—	—	(78,054)
—	—	—	—	—	(832,759)
—	—	—	—	—	(59,775)
—	—	—	—	—	(11)
—	—	—	—	—	(11)

(30,138,874)	(31,170,544)	(61,269,445)	(64,197,693)	(10,985,033)	(8,631,302)

1,108,910,619	1,074,229,256	1,960,260,442	1,376,130,566	622,031,050	618,625,519
24,725,634	25,618,950	53,291,970	56,783,089	9,815,162	7,693,226
(1,172,554,723)	(951,224,619)	(1,775,609,728)	(1,534,233,558)	(463,597,545)	(515,809,489)

(38,918,470)	148,623,587	237,942,684	(101,319,903)	168,248,667	110,509,256

(8,544,410)	(429,033,175)	780,955,092	(1,513,171,068)	298,483,119	(162,209,876)

2,431,535,135	2,860,568,310	5,190,153,926	6,703,324,994	1,452,868,546	1,615,078,422

$2,422,990,725	$2,431,535,135	$5,971,109,018	$5,190,153,926	$1,751,351,665	$1,452,868,546

$14,451,224	$19,006,003	$4,045,497	$25,123,051	$2,392,410	$6,359,880

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Changes in Net Assets

U.S. Equity Fund
For the
Period Ended
August 31, 2010(a)

From operations:

Net investment income	$24,179
Net realized loss from investment transactions	(139,517)
Net unrealized loss on investments	(348,938)

Net decrease in net assets resulting from operations	(464,276)

Distributions to shareholders:

From net investment income
Class A Shares	(7)
Class C Shares	(1)
Institutional Shares	(3,078)
Class IR Shares	(9)
Class R Shares	(5)

Total distributions to shareholders	(3,100)

From share transactions:

Proceeds from sales of shares	6,719,084
Reinvestment of distributions	3,078
Cost of shares redeemed	(1,081,918)

Net increase in net assets resulting from share transactions	5,640,244

TOTAL INCREASE	5,172,868

Net assets:

Beginning of period	—

End of period	$5,172,868

Accumulated undistributed net investment income	$21,736

(a)	Commenced operations on November 30, 2009.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements
August 31, 2010

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/Non-diversified

Growth and Income, Large Cap Value, Mid Cap Value and Small Cap Value	A, B, C, Institutional, Service, IR and R	Diversified

U.S. Equity (Commenced operations November 30, 2009)	A, C, Institutional, IR and R	Diversified

*	Effective November 2, 2009, Class B Shares are no longer available for purchase by new or existing shareholders except under certain circumstances.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
August 31, 2010

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.
In addition, distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by the Funds as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Funds’ distributions is deemed a return of capital and is generally not taxable to shareholders.

C. Commission Recapture — Certain Funds may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Funds as cash payments and are included in the net realized gain (loss) from investments.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Code, applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

Growth and Income	Quarterly	Annually

Large Cap Value, Mid Cap Value, Small Cap Value and U.S. Equity	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Funds’ capital accounts on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F. Offering Costs — Offering costs paid in connection with the offering of shares of the U.S. Equity Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations.

G. Repurchase Agreements — The Funds may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds’ credit exposure is allocated to the underlying repurchase agreements counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates, prepayment speeds and credit risk), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The following is a summary of the Funds’ investments categorized in the fair value hierarchy, as of August 31, 2010:

Growth and Income	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$1,122,232,420	$19,855,067	$—
Short-term Investments	—	11,200,000	—

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
August 31, 2010

3. FAIR VALUE OF INVESTMENTS (continued)

Large Cap Value	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$2,389,274,181	$—	$—
Short-term Investments	—	17,800,000	—

Mid Cap Value	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$5,851,649,859	$—	$—
Short-term Investments	—	173,100,000	—

Small Cap Value	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$1,694,925,116	$—	$—
Short-term Investments	—	61,700,000	—

U.S. Equity	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$5,117,047	$—	$—

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, computed daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the fiscal year ended August 31, 2010, contractual management fees with GSAM were at the following rates:

	Contractual Management Rate
	First	Next	Next	Next	Over	Effective
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

Growth and Income	0.70%	0.63%	0.60%	0.59%	0.58%	0.68%

Large Cap Value	0.75	0.68	0.65	0.64	0.63	0.70

Mid Cap Value	0.75	0.75	0.68	0.65	0.64	0.70

Small Cap Value	1.00	1.00	0.90	0.86	0.84	1.00

U.S. Equity	0.70	0.63	0.60	0.59	0.58	0.70

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs is entitled to a fee, computed daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs also serves as distributor of the shares of the Funds pursuant to a Distribution Agreement and may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the fiscal year ended August 31, 2010, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Growth and Income	$214,100	$—	$—

Large Cap Value	105,200	—	—

Mid Cap Value	171,800	—	—

Small Cap Value	62,100	—	—

U.S. Equity	2,200	N/A	—

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are computed daily and paid monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations for Growth and Income, Large

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
August 31, 2010

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Cap Value, Mid Cap Value, Small Cap Value and U.S. Equity Funds as an annual percentage rate of average daily net assets are 0.054%, 0.064%, 0.104%, 0.064% and 0.044%, respectively. GSAM has agreed to maintain the expense limitation in place for the U.S. Equity Fund through at least November 24, 2010. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction in the Funds’ expenses.
For the fiscal year ended August 31, 2010, Other Expense reimbursements, were as follows (in thousands):

Other Expense
Fund	Reimbursements

Growth and Income	$134

Large Cap Value	—

Mid Cap Value	1

Small Cap Value	—

U.S. Equity	352

As of August 31, 2010, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Growth and Income	$704	$196	$133	$1,033

Large Cap Value	1,505	198	188	1,891

Mid Cap Value	3,655	806	612	5,073

Small Cap Value	1,535	210	160	1,905

U.S. Equity	3	—	1	4

G. Line of Credit Facility — As of August 31, 2010, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2010, the Funds did not have any borrowings under the facility. Prior to May 11, 2010, the amount available through the facility was $660,000,000.

H. Other Transactions with Affiliates — For the fiscal year ended August 31, 2010, Goldman Sachs earned approximately $36,832, $62,258, $523,077 and $70,671 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Growth and Income, Large Cap Value, Mid Cap Value and Small Cap Value Funds, respectively.
For the fiscal year ended August 31, 2009, GSAM had agreed to reimburse the Mid Cap Value Fund for losses in the amount of $344,853 relating to certain security transactions.
An investment by the Funds representing greater than 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined by the Act) of the Trust. The following table provides information about the investment by the

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Small Cap Value Fund in shares of issuers of which the Trust is an affiliate for the fiscal year ended August 31, 2010 (in thousands):

	Number of
	Shares Held			Number of
	Beginning			Shares Held	Value at End
	of Fiscal	Shares	Shares	End of	of Fiscal	Dividend
Name of Affiliated Issuer	Year	Bought	Sold	Fiscal Year	Year	Income

Cardiac Science Corp.	1,252	69	(3)	1,318	$2,346	$—

Southcoast Financial Corp.	263	2	—	265	805	—

As of August 31, 2010, Goldman Sachs Group, Inc. was the beneficial owner of approximately 67%, 44%, 47% and 100% of outstanding Class C, Institutional, IR and R Shares of the Goldman Sachs U.S. Equity Fund, respectively and 11% of outstanding Shares of Class IR of the Goldman Sachs Growth and Income Fund.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2010, were as follows:

		Sales and
Fund	Purchases	Maturities

Growth and Income	$1,180,689,762	$1,265,560,198

Large Cap Value	2,865,540,362	2,890,464,080

Mid Cap Value	6,246,521,055	5,944,850,488

Small Cap Value	1,080,513,919	924,873,559

U.S. Equity	8,381,293	2,775,791

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds, except for the U.S. Equity Fund, (which is not permitted to engage in securities lending) may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
August 31, 2010

6. SECURITIES LENDING (continued)

of the Enhanced Portfolio. The Enhanced Portfolio invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Funds’ investment of cash collateral in the Enhanced Portfolio is subject to a net asset value that may fall or rise due to market and credit conditions. Effective May 26, 2010, the Funds ceased participating in the securities lending program.
Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the fiscal year ended August 31, 2010, are reported under Investment Income on the Statement of Operations.
The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended August 31, 2010
	Earnings of GSAL	Amounts Received by
	Relating to	the Funds from Lending
Fund	Securities Loaned	to Goldman Sachs

Growth and Income	$12,456	$21,384

Large Cap Value	5,471	5,510

Mid Cap Value	94,764	181,007

Small Cap Value	122,484	44,118

The following table provides information about the Funds’ investment in the Enhanced Portfolio for the fiscal year ended August 31, 2010 (in thousands):

	Number of			Number of
	Shares Held	Shares	Shares	Shares Held	Value at End
Fund	Beginning of Period	Bought	Sold	End of Period	of Period

Growth and Income	42,388	193,182	(235,570)	—	$—

Large Cap Value	82,699	415,309	(498,008)	—	—

Mid Cap Value	613,695	758,228	(1,371,923)	—	—

Small Cap Value	224,868	411,783	(636,651)	—	—

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2010 was as follows:

	Growth and	Large Cap	Mid Cap	Small Cap
	Income	Value	Value	Value	U.S. Equity

Distributions paid from:
Ordinary income	$16,166,934	$30,138,874	$61,269,445	$10,985,033	$3,100

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

7. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended August 31, 2009 was as follows:

	Growth and	Large Cap	Mid Cap	Small Cap
	Income	Value	Value	Value

Distributions paid from:
Ordinary income	$28,390,898	$31,170,544	$64,197,693	$6,919,034
Net long-term capital gains	1,122,965	—	—	1,712,268

Total taxable distributions	$29,513,863	$31,170,544	$64,197,693	$8,631,302

As of August 31, 2010, the components of accumulated earnings (losses) on a tax basis were as follows:

	Growth and	Large Cap	Mid Cap	Small Cap
	Income	Value	Value	Value	U.S. Equity

Undistributed ordinary income — net	$1,487,909	$14,451,222	$3,906,199	$1,970,908	$21,736

Capital loss carryforward:(1)
Expiring 2017	(134,046,788)	(358,618,449)	(780,266,398)	(34,155,014)	—
Expiring 2018	(248,746,287)	(368,388,064)	(307,334,521)	(109,737,718)	—

Total capital loss carryforward	$(382,793,075)	$(727,006,513)	$(1,087,600,919)	$(143,892,732)	$—

Timing differences (post-October loss deferral)	(7,440,359)	—	—	—	(3,873)
Unrealized gains (losses) — net	(45,166,281)	(74,222,322)	170,066,679	35,114,045	(484,582)

Total accumulated losses — net	$(433,911,806)	$(786,777,613)	$(913,628,041)	$(106,807,779)	$(466,719)

(1)	Expiration occurs on August 31 of the year indicated. The Growth and Income Fund had capital loss carryforwards of $768,359 that expired in the current fiscal year.

As of August 31, 2010, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Growth and	Large Cap	Mid Cap	Small Cap
	Income	Value	Value	Value	U.S. Equity

Tax Cost	$1,198,453,768	$2,481,296,503	$5,854,683,180	$1,721,511,071	$5,601,629

Gross unrealized gain	54,775,255	137,825,170	470,472,749	218,749,759	85,621
Gross unrealized loss	(99,941,536)	(212,047,492)	(300,406,070)	(183,635,714)	(570,203)

Net unrealized security gain (loss)	$(45,166,281)	$(74,222,322)	$170,066,679	$35,114,045	$(484,582)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences related to the tax treatment of partnership investments and return of capital distributions from real estate investment trusts.
In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from the differences in the tax treatment of expired capital loss carryforwards, partnership investments, real estate investment trusts and organization costs.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
August 31, 2010

7. TAX INFORMATION (continued)

			Accumulated
		Accumulated	Undistributed
		Net Realized	Net Investment
Fund	Paid-in Capital	Gain (Loss)	Income (Loss)

Growth and Income	$(1,434,914)	$5,442,559	$(4,007,645)

Mid Cap Value	(5,400)	(18,836)	24,236

Small Cap Value	—	734,511	(734,511)

U.S. Equity	(657)	—	657

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these funds, accounts or individuals of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Growth and Income Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	August 31, 2010		August 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,409,299	$64,797,143	8,026,517	$130,184,449
Reinvestment of distributions	460,199	8,561,251	1,419,437	22,818,084
Shares converted from Class B(a)	254,391	4,856,650	323,845	5,398,633
Shares redeemed	(13,939,742)	(264,534,001)	(18,816,353)	(308,431,337)

	(9,815,853)	(186,318,957)	(9,046,554)	(150,030,171)

Class B Shares
Shares sold	94,585	1,722,407	474,601	7,442,373
Reinvestment of distributions	11,844	211,752	74,819	1,150,930
Shares converted to Class A(a)	(263,177)	(4,856,650)	(334,781)	(5,398,633)
Shares redeemed	(712,513)	(13,048,716)	(1,191,684)	(18,992,117)

	(869,261)	(15,971,207)	(977,045)	(15,797,447)

Class C Shares
Shares sold	195,483	3,597,139	390,501	6,055,615
Reinvestment of distributions	6,610	117,399	36,697	561,272
Shares redeemed	(483,529)	(8,811,390)	(770,053)	(12,119,901)

	(281,436)	(5,096,852)	(342,855)	(5,503,014)

Institutional Shares
Shares sold	12,597,149	239,841,123	17,272,186	294,257,767
Reinvestment of distributions	367,041	6,929,553	263,089	4,234,340
Shares redeemed	(6,533,344)	(129,485,909)	(1,876,764)	(29,963,932)

	6,430,846	117,284,767	15,658,511	268,528,175

Service Shares
Shares sold	19,659	371,014	91,534	1,569,944
Reinvestment of distributions	385	7,166	470	7,548
Shares redeemed	(82,530)	(1,571,415)	(21,904)	(355,279)

	(62,486)	(1,193,235)	70,100	1,222,213

Class IR Shares
Shares sold	7,199	129,762	2	30
Reinvestment of distributions	53	991	12	198
Shares redeemed	(4,015)	(72,050)	(2)	(30)

	3,237	58,703	12	198

Class R Shares
Shares sold	16,997	317,157	16,549	262,810
Reinvestment of distributions	226	4,193	79	1,213
Shares redeemed	(6,134)	(113,490)	(107)	(1,807)

	11,089	207,860	16,521	262,216

NET INCREASE (DECREASE)	(4,583,864)	$(91,028,921)	5,378,690	$98,682,170

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
August 31, 2010

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Large Cap Value Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	August 31, 2010		August 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	21,466,545	$230,242,534	22,905,405	$199,821,453
Reinvestment of distributions	530,917	5,463,142	687,519	5,761,372
Shares converted from Class B(a)	157,747	1,675,775	157,037	1,441,785
Shares redeemed	(24,296,441)	(257,267,797)	(26,481,794)	(230,911,014)

	(2,141,232)	(19,886,346)	(2,731,833)	(23,886,404)

Class B Shares
Shares sold	137,043	1,407,372	434,588	3,773,091
Reinvestment of distributions	3,014	30,385	1,298	10,636
Shares converted to Class A(a)	(161,539)	(1,675,775)	(161,130)	(1,441,785)
Shares redeemed	(614,500)	(6,298,901)	(878,367)	(7,535,100)

	(635,982)	(6,536,919)	(603,611)	(5,193,158)

Class C Shares
Shares sold	1,040,720	10,677,758	1,193,021	10,149,097
Reinvestment of distributions	11,263	112,741	4,756	38,763
Shares redeemed	(1,829,999)	(18,686,763)	(2,570,877)	(21,677,204)

	(778,016)	(7,896,264)	(1,373,100)	(11,489,344)

Institutional Shares
Shares sold	79,293,060	843,276,092	94,904,453	844,540,734
Reinvestment of distributions	1,746,751	18,131,273	2,220,873	18,744,166
Shares redeemed	(81,387,684)	(873,685,107)	(76,579,204)	(678,936,029)

	(347,873)	(12,277,742)	20,546,122	184,348,871

Service Shares
Shares sold	257,669	2,714,191	436,267	3,863,595
Reinvestment of distributions	5,290	54,176	5,119	42,696
Shares redeemed	(455,148)	(4,771,951)	(278,441)	(2,449,046)

	(192,189)	(2,003,584)	162,945	1,457,245

Class IR Shares
Shares sold	1,500,022	16,034,720	1,419,193	11,907,727
Reinvestment of distributions	90,067	920,482	122,728	1,021,094
Shares redeemed	(1,042,677)	(10,943,854)	(1,095,846)	(9,716,150)

	547,412	6,011,348	446,075	3,212,671

Class R Shares
Shares sold	433,202	4,557,952	18,251	173,559
Reinvestment of distributions	1,321	13,435	26	223
Shares redeemed	(87,076)	(900,350)	(8)	(76)

	347,447	3,671,037	18,269	173,706

NET INCREASE (DECREASE)	(3,200,433)	$(38,918,470)	16,464,867	$148,623,587

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Mid Cap Value Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	August 31, 2010		August 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	32,682,857	$966,830,482	30,877,097	$697,025,965
Reinvestment of distributions	910,131	25,274,349	1,373,717	28,710,689
Shares converted from Class B(a)	156,750	4,772,423	142,563	3,403,069
Shares redeemed	(36,920,576)	(1,081,044,383)	(41,398,636)	(918,768,448)

	(3,170,838)	(84,167,129)	(9,005,259)	(189,628,725)

Class B Shares
Shares sold	61,880	1,731,925	143,251	3,054,556
Reinvestment of distributions	7,405	199,344	2,978	60,367
Shares converted to Class A(a)	(162,252)	(4,772,423)	(147,716)	(3,403,069)
Shares redeemed	(762,741)	(21,803,845)	(1,178,848)	(25,853,749)

	(855,708)	(24,644,999)	(1,180,335)	(26,141,895)

Class C Shares
Shares sold	901,442	25,575,331	848,060	18,187,695
Reinvestment of distributions	15,196	405,740	7,556	152,034
Shares redeemed	(1,545,722)	(43,540,045)	(2,389,394)	(51,287,669)

	(629,084)	(17,558,974)	(1,533,778)	(32,947,940)

Institutional Shares
Shares sold	29,583,916	881,156,899	26,384,046	596,133,158
Reinvestment of distributions	925,395	25,864,785	1,251,240	26,313,582
Shares redeemed	(18,793,801)	(557,892,933)	(20,847,764)	(471,950,385)

	11,715,510	349,128,751	6,787,522	150,496,355

Service Shares
Shares sold	2,734,903	80,905,469	2,747,749	61,548,237
Reinvestment of distributions	55,981	1,539,458	74,664	1,546,310
Shares redeemed	(2,424,230)	(70,722,997)	(2,989,304)	(66,366,724)

	366,654	11,721,930	(166,891)	(3,272,177)

Class IR Shares
Shares sold	70,924	2,065,365	5,484	125,208
Reinvestment of distributions	212	5,848	6	107
Shares redeemed	(15,700)	(458,663)	(244)	(5,617)

	55,436	1,612,550	5,246	119,698

Class R Shares(b)
Shares sold	66,710	1,994,971	2,444	55,747
Reinvestment of distributions	88	2,446	—	—
Shares redeemed	(4,897)	(146,862)	(41)	(966)

	61,901	1,850,555	2,403	54,781

NET INCREASE (DECREASE)	7,543,871	$237,942,684	(5,091,092)	$(101,319,903)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Commenced operations on January 6, 2009.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
August 31, 2010

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small Cap Value Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	August 31, 2010		August 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	7,290,411	$237,253,284	8,916,426	$230,946,926
Reinvestment of distributions	110,658	3,313,099	111,519	2,577,210
Shares converted from Class B(a)	117,817	3,942,273	57,245	1,446,483
Shares redeemed	(6,625,817)	(210,916,525)	(10,340,307)	(258,551,135)

	893,069	33,592,131	(1,255,117)	(23,580,516)

Class B Shares
Shares sold	31,591	871,546	92,326	2,048,885
Reinvestment of distributions	—	—	2,249	45,476
Shares converted to Class A(a)	(135,275)	(3,942,273)	(65,582)	(1,446,483)
Shares redeemed	(366,455)	(10,294,067)	(392,191)	(8,423,835)

	(470,139)	(13,364,794)	(363,198)	(7,775,957)

Class C Shares
Shares sold	398,632	11,287,505	402,138	8,849,877
Reinvestment of distributions	787	20,539	3,266	65,944
Shares redeemed	(447,568)	(12,415,012)	(569,278)	(12,093,815)

	(48,149)	(1,106,968)	(163,874)	(3,177,994)

Institutional Shares
Shares sold	9,859,176	333,262,130	13,904,732	359,787,016
Reinvestment of distributions	198,414	6,222,275	201,955	4,879,231
Shares redeemed	(6,233,402)	(212,089,688)	(8,172,527)	(212,127,022)

	3,824,188	127,394,717	5,934,160	152,539,225

Service Shares
Shares sold	801,497	25,557,046	657,593	16,271,792
Reinvestment of distributions	8,102	238,279	5,522	125,285
Shares redeemed	(520,969)	(16,501,236)	(882,164)	(24,538,865)

	288,630	9,294,089	(219,049)	(8,141,788)

Class IR Shares
Shares sold	114,863	3,924,688	9,044	229,206
Reinvestment of distributions	142	4,215	3	62
Shares redeemed	(7,152)	(234,381)	(32)	(876)

	107,853	3,694,522	9,015	228,392

Class R Shares
Shares sold	305,177	9,874,851	18,044	491,817
Reinvestment of distributions	562	16,755	1	18
Shares redeemed	(36,019)	(1,146,636)	(2,737)	(73,941)

	269,720	8,744,970	15,308	417,894

NET INCREASE	4,865,172	$168,248,667	3,957,245	$110,509,256

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	U.S. Equity Fund
	For the Period Ended
	August 31, 2010(a)
	Shares	Dollars

Class A Shares
Shares sold	86,144	$872,126
Shares redeemed	(4,737)	(46,135)

	81,407	825,991

Class C Shares
Shares sold	6,175	65,037
Shares redeemed	(4,672)	(46,488)

	1,503	18,549

Institutional Shares
Shares sold	557,326	5,750,920
Reinvestment of distributions	298	3,078
Shares redeemed	(103,035)	(989,208)

	454,589	4,764,790

Class IR Shares
Shares sold	2,145	20,962
Shares redeemed	(5)	(53)

	2,140	20,909

Class R Shares
Shares sold	1,003	10,039
Shares redeemed	(3)	(34)

	1,000	10,005

NET INCREASE	540,639	$5,640,244

(a)	Commenced operations on November 30, 2009.

GOLDMAN SACHS GROWTH AND INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
	Net asset	investment operations				to shareholders
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED AUGUST 31,

2010 - A	$17.65	$0.22	(c)	$0.18	$0.40	$(0.21)	$—	$(0.21)
2010 - B	17.06	0.08	(c)	0.19	0.27	(0.08)	—	(0.08)
2010 - C	16.98	0.07	(c)	0.19	0.26	(0.08)	—	(0.08)
2010 - Institutional	17.91	0.30	(c)	0.20	0.50	(0.29)	—	(0.29)
2010 - Service	17.63	0.20	(c)	0.20	0.40	(0.20)	—	(0.20)
2010 - IR	17.63	0.26	(c)	0.20	0.46	(0.27)	—	(0.27)
2010 - R	17.60	0.16	(c)	0.21	0.37	(0.18)	—	(0.18)

2009 - A	23.10	0.32		(5.31)	(4.99)	(0.42)	(0.04)	(0.46)
2009 - B	22.35	0.19		(5.15)	(4.96)	(0.29)	(0.04)	(0.33)
2009 - C	22.24	0.19		(5.11)	(4.92)	(0.30)	(0.04)	(0.34)
2009 - Institutional	23.45	0.37		(5.37)	(5.00)	(0.50)	(0.04)	(0.54)
2009 - Service	23.09	0.30		(5.31)	(5.01)	(0.41)	(0.04)	(0.45)
2009 - IR	23.08	0.36		(5.30)	(4.94)	(0.47)	(0.04)	(0.51)
2009 - R	23.08	0.21		(5.24)	(5.03)	(0.41)	(0.04)	(0.45)

2008 - A	30.01	0.46		(3.51)	(3.05)	(0.46)	(3.40)	(3.86)
2008 - B	29.15	0.26		(3.41)	(3.15)	(0.25)	(3.40)	(3.65)
2008 - C	29.03	0.26		(3.39)	(3.13)	(0.26)	(3.40)	(3.66)
2008 - Institutional	30.41	0.55		(3.54)	(2.99)	(0.57)	(3.40)	(3.97)
2008 - Service	30.00	0.43		(3.50)	(3.07)	(0.44)	(3.40)	(3.84)
2008 - IR (Commenced November 30, 2007)	29.78	0.36		(3.25)	(2.89)	(0.41)	(3.40)	(3.81)
2008 - R (Commenced November 30, 2007)	29.78	0.28		(3.24)	(2.96)	(0.34)	(3.40)	(3.74)

2007 - A	28.45	0.48		2.92	3.40	(0.39)	(1.45)	(1.84)
2007 - B	27.69	0.24		2.84	3.08	(0.17)	(1.45)	(1.62)
2007 - C	27.60	0.23		2.84	3.07	(0.19)	(1.45)	(1.64)
2007 - Institutional	28.81	0.61		2.95	3.56	(0.51)	(1.45)	(1.96)
2007 - Service	28.45	0.44		2.92	3.36	(0.36)	(1.45)	(1.81)

2006 - A	25.55	0.46		2.86	3.32	(0.42)	—	(0.42)
2006 - B	24.86	0.24		2.82	3.06	(0.23)	—	(0.23)
2006 - C	24.78	0.25		2.80	3.05	(0.23)	—	(0.23)
2006 - Institutional	25.86	0.57		2.91	3.48	(0.53)	—	(0.53)
2006 - Service	25.54	0.42		2.88	3.30	(0.39)	—	(0.39)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.21% of average net assets.

(d)	The portfolio turnover rate previously reported has been revised to exclude the effect of short-term investments in a collateral management vehicle.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	year	to average		to average		to average		turnover
of year	return(b)	(in 000s)	net assets		net assets		net assets		rate

$17.84	2.30%	$625,385	1.17%		1.18%		1.15	%(c)	93%
17.25	1.55	38,763	1.92		1.93		0.41	(c)	93
17.16	1.52	24,908	1.92		1.93		0.40	(c)	93
18.12	2.74	468,009	0.77		0.78		1.54	(c)	93
17.83	2.21	1,625	1.27		1.28		1.06	(c)	93
17.82	2.55	65	0.92		0.93		1.37	(c)	93
17.79	2.04	498	1.42		1.43		0.87	(c)	93

17.65	(21.36)	791,636	1.18		1.21		1.97		78	(d)
17.06	(22.00)	53,176	1.93		1.96		1.23		78	(d)
16.98	(21.95)	29,421	1.93		1.96		1.22		78	(d)
17.91	(21.09)	347,526	0.78		0.81		2.29		78	(d)
17.63	(21.48)	2,709	1.28		1.31		1.85		78	(d)
17.63	(21.17)	7	0.93		0.96		2.20		78	(d)
17.60	(21.58)	297	1.43		1.46		1.33		78	(d)

23.10	(11.57)	1,245,353	1.16		1.16		1.77		69
22.35	(12.26)	91,496	1.91		1.91		1.03		69
22.24	(12.24)	46,177	1.91		1.91		1.02		69
23.45	(11.22)	87,766	0.76		0.76		2.07		69
23.09	(11.65)	1,929	1.26		1.26		1.67		69
23.08	(11.10)	9	0.91	(e)	0.91	(e)	1.96	(e)	69
23.08	(11.36)	9	1.41	(e)	1.41	(e)	1.53	(e)	69

30.01	12.10	1,542,986	1.16		1.17		1.60		98
29.15	11.25	147,110	1.91		1.92		0.82		98
29.03	11.24	65,632	1.91		1.92		0.81		98
30.41	12.53	57,352	0.76		0.77		2.00		98
30.00	11.97	1,251	1.26		1.27		1.47		98

28.45	13.14	1,061,063	1.18		1.19		1.72		51
27.69	12.36	64,579	1.93		1.94		0.93		51
27.60	12.33	18,834	1.93		1.94		0.97		51
28.81	13.62	27,590	0.78		0.79		2.14		51
28.45	13.06	1,013	1.28		1.29		1.59		51

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED AUGUST 31,

2010 - A	$9.81	$0.07	(c)	$0.12	$0.19	$(0.10)	$—	$(0.10)
2010 - B	9.56	(0.01	)(c)	0.11	0.10	(0.02)	—	(0.02)
2010 - C	9.49	(0.01	)(c)	0.12	0.11	(0.03)	—	(0.03)
2010 - Institutional	9.92	0.11	(c)	0.11	0.22	(0.13)	—	(0.13)
2010 - Service	9.76	0.06	(c)	0.12	0.18	(0.09)	—	(0.09)
2010 - IR	9.76	0.10	(c)	0.11	0.21	(0.12)	—	(0.12)
2010 - R	9.72	0.03	(c)	0.14	0.17	(0.12)	—	(0.12)

2009 - A	12.37	0.10		(2.56)	(2.46)	(0.10)	—	(0.10)
2009 - B	11.99	0.03		(2.45)	(2.42)	(0.01)	—	(0.01)
2009 - C	11.92	0.03		(2.45)	(2.42)	(0.01)	—	(0.01)
2009 - Institutional	12.52	0.13		(2.58)	(2.45)	(0.15)	—	(0.15)
2009 - Service	12.30	0.09		(2.54)	(2.45)	(0.09)	—	(0.09)
2009 - IR	12.33	0.12		(2.54)	(2.42)	(0.15)	—	(0.15)
2009 - R	12.31	0.09		(2.56)	(2.47)	(0.12)	—	(0.12)

2008 - A	14.95	0.15		(1.61)	(1.46)	(0.12)	(1.00)	(1.12)
2008 - B	14.54	0.05		(1.57)	(1.52)	(0.03)	(1.00)	(1.03)
2008 - C	14.46	0.05		(1.56)	(1.51)	(0.03)	(1.00)	(1.03)
2008 - Institutional	15.12	0.21		(1.63)	(1.42)	(0.18)	(1.00)	(1.18)
2008 - Service	14.88	0.13		(1.59)	(1.46)	(0.12)	(1.00)	(1.12)
2008 - IR (Commenced November 30, 2007)	14.89	0.10		(1.47)	(1.37)	(0.19)	(1.00)	(1.19)
2008 - R (Commenced November 30, 2007)	14.89	0.09		(1.49)	(1.40)	(0.18)	(1.00)	(1.18)

2007 - A	13.80	0.15		1.62	1.77	(0.12)	(0.50)	(0.62)
2007 - B	13.44	0.04		1.58	1.62	(0.02)	(0.50)	(0.52)
2007 - C	13.40	0.04		1.57	1.61	(0.05)	(0.50)	(0.55)
2007 - Institutional	13.94	0.21		1.64	1.85	(0.17)	(0.50)	(0.67)
2007 - Service	13.75	0.14		1.60	1.74	(0.11)	(0.50)	(0.61)

2006 - A	13.40	0.12		1.36	1.48	(0.09)	(0.99)	(1.08)
2006 - B	13.09	0.02		1.32	1.34	—	(0.99)	(0.99)
2006 - C	13.06	0.03		1.31	1.34	(0.01)	(0.99)	(1.00)
2006 - Institutional	13.52	0.18		1.37	1.55	(0.14)	(0.99)	(1.13)
2006 - Service	13.37	0.11		1.35	1.46	(0.09)	(0.99)	(1.08)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.22% of average net assets.

(d)	The portfolio turnover rate previously reported has been revised to exclude the effect of short-term investments in a collateral management vehicle.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	year	to average		to average		to average		turnover
of year	return(b)	(in 000s)	net assets		net assets		net assets		rate

$9.90	1.87%	$616,533	1.17%		1.17%		0.67	%(c)	108%
9.64	1.02	14,485	1.92		1.92		(0.05	)(c)	108
9.57	1.10	53,186	1.92		1.92		(0.07	)(c)	108
10.01	2.22	1,648,589	0.77		0.77		1.06	(c)	108
9.85	1.83	6,149	1.27		1.27		0.58	(c)	108
9.85	2.12	80,471	0.92		0.92		0.92	(c)	108
9.77	1.71	3,578	1.42		1.42		0.31	(c)	108

9.81	(19.76)	632,096	1.19		1.19		1.08		88	(d)
9.56	(20.22)	20,429	1.94		1.94		0.34		88	(d)
9.49	(20.32)	60,130	1.94		1.94		0.34		88	(d)
9.92	(19.38)	1,636,325	0.79		0.79		1.48		88	(d)
9.76	(19.80)	7,974	1.29		1.29		0.97		88	(d)
9.76	(19.46)	74,396	0.94		0.94		1.33		88	(d)
9.72	(19.94)	185	1.44		1.44		0.98		88	(d)

12.37	(10.55)	830,475	1.17		1.17		1.11		81
11.99	(11.24)	32,884	1.92		1.92		0.37		81
11.92	(11.26)	91,900	1.92		1.92		0.36		81
12.52	(10.19)	1,808,728	0.77		0.77		1.50		81
12.30	(10.65)	8,044	1.27		1.27		0.99		81
12.33	(10.10)	88,528	0.92	(e)	0.92	(e)	1.20	(e)	81
12.31	(10.29)	9	1.42	(e)	1.42	(e)	0.94	(e)	81

14.95	13.01	1,014,800	1.19		1.19		1.02		92
14.54	12.19	45,416	1.94		1.94		0.27		92
14.46	12.19	113,208	1.94		1.94		0.28		92
15.12	13.48	1,482,513	0.79		0.79		1.43		92
14.88	12.88	7,418	1.29		1.29		0.93		92

13.80	11.67	707,319	1.23		1.23		0.94		66
13.44	10.78	24,939	1.98		1.98		0.17		66
13.40	10.85	54,910	1.98		1.98		0.19		66
13.94	12.12	506,910	0.83		0.83		1.35		66
13.75	11.56	4,756	1.33		1.33		0.86		66

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
	Net asset	investment operations				to shareholders
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED AUGUST 31,

2010 - A	$26.29	$0.16	(c)	$2.93	$3.09	$(0.28)	$—	$(0.28)
2010 - B	25.36	(0.05	)(c)	2.83	2.78	(0.08)	—	(0.08)
2010 - C	25.17	(0.05	)(c)	2.81	2.76	(0.10)	—	(0.10)
2010 - Institutional	26.52	0.28	(c)	2.95	3.23	(0.38)	—	(0.38)
2010 - Service	26.02	0.13	(c)	2.91	3.04	(0.26)	—	(0.26)
2010 - IR	26.16	0.16	(c)	2.99	3.15	(0.38)	—	(0.38)
2010 - R	26.26	0.02	(c)	3.00	3.02	(0.32)	—	(0.32)

2009 - A	33.11	0.24		(6.77)	(6.53)	(0.29)	—	(0.29)
2009 - B	31.77	0.06		(6.45)	(6.39)	(0.02)	—	(0.02)
2009 - C	31.54	0.06		(6.40)	(6.34)	(0.03)	—	(0.03)
2009 - Institutional	33.47	0.33		(6.86)	(6.53)	(0.42)	—	(0.42)
2009 - Service	32.78	0.21		(6.70)	(6.49)	(0.27)	—	(0.27)
2009 - IR	33.01	0.23		(6.71)	(6.48)	(0.37)	—	(0.37)
2009 - R (Commenced January 6, 2009)	22.89	0.04		3.33	3.37	—	—	—

2008 - A	39.84	0.28		(2.61)	(2.33)	(0.19)	(4.21)	(4.40)
2008 - B	38.47	0.01		(2.50)	(2.49)	—	(4.21)	(4.21)
2008 - C	38.23	0.01		(2.49)	(2.48)	—	(4.21)	(4.21)
2008 - Institutional	40.24	0.42		(2.62)	(2.20)	(0.36)	(4.21)	(4.57)
2008 - Service	39.49	0.24		(2.57)	(2.33)	(0.17)	(4.21)	(4.38)
2008 - IR (Commenced November 30, 2007)	39.32	0.25		(1.98)	(1.73)	(0.37)	(4.21)	(4.58)

2007 - A	36.84	0.23		4.62	4.85	(0.18)	(1.67)	(1.85)
2007 - B	35.73	(0.07)		4.48	4.41	—	(1.67)	(1.67)
2007 - C	35.52	(0.07)		4.45	4.38	—	(1.67)	(1.67)
2007 - Institutional	37.18	0.40		4.66	5.06	(0.33)	(1.67)	(2.00)
2007 - Service	36.57	0.19		4.57	4.76	(0.17)	(1.67)	(1.84)

2006 - A	36.88	0.18		2.30	2.48	(0.13)	(2.39)	(2.52)
2006 - B	35.96	(0.09)		2.25	2.16	—	(2.39)	(2.39)
2006 - C	35.76	(0.09)		2.24	2.15	—	(2.39)	(2.39)
2006 - Institutional	37.17	0.33		2.32	2.65	(0.25)	(2.39)	(2.64)
2006 - Service	36.67	0.15		2.29	2.44	(0.15)	(2.39)	(2.54)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Reflects income recognized from special dividends which amounted to $0.09 per share and 0.31% of average net assets.

(d)	Annualized.

(e)	The portfolio turnover rate previously reported has been revised to exclude the effect of short-term investments in a collateral management vehicle.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	year	to average		to average		to average		turnover
of year	return(b)	(in 000s)	net assets		net assets		net assets		rate

$29.10	11.84%	$2,819,867	1.16%		1.16%		0.54	%(c)	104%
28.06	10.98	56,681	1.91		1.91		(0.16	)(c)	104
27.83	10.98	147,697	1.91		1.91		(0.19	)(c)	104
29.37	12.26	2,710,882	0.76		0.76		0.93	(c)	104
28.80	11.74	232,356	1.26		1.26		0.44	(c)	104
28.93	12.10	1,764	0.91		0.91		0.54	(c)	104
28.96	11.56	1,862	1.41		1.41		0.06	(c)	104

26.29	(19.49)	2,630,467	1.19		1.19		1.03		114	(e)
25.36	(20.10)	72,920	1.94		1.94		0.30		114	(e)
25.17	(20.07)	149,393	1.94		1.94		0.29		114	(e)
26.52	(19.18)	2,136,745	0.79		0.79		1.42		114	(e)
26.02	(19.60)	200,421	1.29		1.29		0.93		114	(e)
26.16	(19.33)	145	0.94		0.94		0.97		114	(e)
26.26	14.72	63	1.44	(d)	1.44	(d)	0.28	(d)	114	(e)

33.11	(6.50)	3,611,466	1.16		1.16		0.78		85
31.77	(7.20)	128,844	1.91		1.91		0.03		85
31.54	(7.22)	235,637	1.91		1.91		0.03		85
33.47	(6.11)	2,469,463	0.76		0.76		1.18		85
32.78	(6.59)	257,906	1.26		1.26		0.67		85
33.01	(5.12)	9	0.91	(d)	0.91	(d)	1.03	(d)	85

39.84	13.25	4,363,868	1.16		1.16		0.57		74
38.47	12.42	191,174	1.91		1.91		(0.18)		74
38.23	12.41	348,637	1.91		1.91		(0.18)		74
40.24	13.70	2,644,803	0.76		0.76		0.97		74
39.49	13.13	281,788	1.26		1.26		0.47		74

36.84	7.14	3,434,753	1.17		1.19		0.51		49
35.73	6.34	206,336	1.92		1.94		(0.25)		49
35.52	6.35	353,614	1.92		1.94		(0.25)		49
37.18	7.58	1,837,408	0.77		0.79		0.91		49
36.57	7.05	161,237	1.27		1.29		0.42		49

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
	Net asset	investment operations				to shareholders
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED AUGUST 31,

2010 - A	$28.58	$0.09	(c)	$2.79	$2.88	$(0.17)	$—	$(0.17)
2010 - B	24.88	(0.13	)(c)	2.44	2.31	—	—	—
2010 - C	24.85	(0.13	)(c)	2.43	2.30	(0.01)	—	(0.01)
2010 - Institutional	29.99	0.23	(c)	2.91	3.14	(0.27)	—	(0.27)
2010 - Service	28.05	0.05	(c)	2.76	2.81	(0.15)	—	(0.15)
2010 - IR	28.55	0.16	(c)	2.79	2.95	(0.26)	—	(0.26)
2010 - R	28.53	(0.01	)(c)	2.80	2.79	(0.24)	—	(0.24)

2009 - A	34.71	0.18		(6.18)	(6.00)	(0.09)	(0.04)	(0.13)
2009 - B	30.31	(0.01)		(5.38)	(5.39)	—	(0.04)	(0.04)
2009 - C	30.27	(0.01)		(5.37)	(5.38)	—	(0.04)	(0.04)
2009 - Institutional	36.43	0.29		(6.47)	(6.18)	(0.22)	(0.04)	(0.26)
2009 - Service	34.02	0.15		(6.03)	(5.88)	(0.05)	(0.04)	(0.09)
2009 - IR	34.71	0.14		(6.08)	(5.94)	(0.18)	(0.04)	(0.22)
2009 - R	34.61	(0.01)		(6.01)	(6.02)	(0.02)	(0.04)	(0.06)

2008 - A	44.74	0.05		(2.64)	(2.59)	—	(7.44)	(7.44)
2008 - B	40.33	(0.20)		(2.38)	(2.58)	—	(7.44)	(7.44)
2008 - C	40.29	(0.21)		(2.37)	(2.58)	—	(7.44)	(7.44)
2008 - Institutional	46.46	0.20		(2.74)	(2.54)	(0.05)	(7.44)	(7.49)
2008 - Service	44.04	—	(e)	(2.58)	(2.58)	—	(7.44)	(7.44)
2008 - IR (Commenced November 30, 2007)	42.18	0.09		(0.06)	0.03	(0.06)	(7.44)	(7.50)
2008 - R (Commenced November 30, 2007)	42.18	(0.03)		(0.06)	(0.09)	(0.04)	(7.44)	(7.48)

2007 - A	43.93	(0.01)		4.60	4.59	—	(3.78)	(3.78)
2007 - B	40.23	(0.31)		4.19	3.88	—	(3.78)	(3.78)
2007 - C	40.19	(0.31)		4.19	3.88	—	(3.78)	(3.78)
2007 - Institutional	45.40	0.18		4.75	4.93	(0.09)	(3.78)	(3.87)
2007 - Service	43.34	(0.06)		4.54	4.48	—	(3.78)	(3.78)

2006 - A	43.07	0.02		4.07	4.09	—	(3.23)	(3.23)
2006 - B	39.98	(0.28)		3.76	3.48	—	(3.23)	(3.23)
2006 - C	39.95	(0.28)		3.75	3.47	—	(3.23)	(3.23)
2006 - Institutional	44.24	0.19		4.20	4.39	—	(3.23)	(3.23)
2006 - Service	42.58	(0.04)		4.03	3.99	—	(3.23)	(3.23)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Reflects income recognized from special dividends which amounts to $0.05 per share and 0.14% of average net assets.

(d)	The portfolio turnover rate previously reported has been revised to exclude the effect of short-term investments in a collateral management vehicle.

(e)	Amount is less than $0.005 per share.

(f)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	year	to average		to average		to average		turnover
of year	return(b)	(in 000s)	net assets		net assets		net assets		rate

$31.29	10.11%	$670,228	1.48%		1.48%		0.28	%(c)	56%
27.19	9.28	14,521	2.23		2.23		(0.45	)(c)	56
27.14	9.27	52,143	2.23		2.23		(0.47	)(c)	56
32.86	10.53	943,868	1.08		1.08		0.67	(c)	56
30.71	10.05	58,064	1.58		1.58		0.17	(c)	56
31.24	10.39	3,660	1.23		1.23		0.48	(c)	56
31.08	9.83	8,869	1.73		1.73		(0.03	)(c)	56

28.58	(17.20)	586,680	1.50		1.50		0.72		55	(d)
24.88	(17.76)	24,984	2.25		2.25		(0.01)		55	(d)
24.85	(17.75)	48,935	2.25		2.25		(0.03)		55	(d)
29.99	(16.78)	746,624	1.10		1.10		1.10		55	(d)
28.05	(17.24)	44,935	1.60		1.60		0.60		55	(d)
28.55	(16.95)	266	1.25		1.25		0.57		55	(d)
28.53	(17.35)	445	1.75		1.75		(0.02)		55	(d)

34.71	(5.66)	756,153	1.48		1.48		0.11		51
30.31	(6.36)	41,450	2.23		2.23		(0.63)		51
30.27	(6.36)	64,587	2.23		2.23		(0.63)		51
36.43	(5.30)	690,912	1.08		1.08		0.50		51
34.02	(5.74)	61,956	1.58		1.58		0.01		51
34.71	0.20	10	1.23	(f)	1.23	(f)	0.39	(f)	51
34.61	(0.11)	10	1.73	(f)	1.73	(f)	(0.07	)(f)	51

44.74	10.59	1,003,510	1.46		1.47		(0.01)		69
40.33	9.75	68,532	2.21		2.22		(0.74)		69
40.29	9.76	97,013	2.21		2.22		(0.75)		69
46.46	11.04	801,476	1.06		1.07		0.39		69
44.04	10.47	57,875	1.56		1.57		(0.13)		69

43.93	10.01	994,880	1.47		1.48		0.04		46
40.23	9.21	83,531	2.22		2.23		(0.70)		46
40.19	9.19	110,108	2.22		2.23		(0.70)		46
45.40	10.45	711,046	1.07		1.08		0.43		46
43.34	9.88	45,735	1.58		1.58		(0.10)		46

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout the Period

		Income (loss) from
		investment operations
					Distributions to
	Net asset				shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income (loss)(a)	loss	operations	income

FOR THE PERIOD ENDED AUGUST 31,

2010 - A (Commenced November 30, 2009)	$10.00	$0.03	$(0.47)	$(0.44)	$(0.01)
2010 - C (Commenced November 30, 2009)	10.00	(0.02)	(0.49)	(0.51)	— (d)
2010 - Institutional (Commenced November 30, 2009)	10.00	0.06	(0.48)	(0.42)	(0.01)
2010 - IR (Commenced November 30, 2009)	10.00	0.05	(0.48)	(0.43)	(0.01)
2010 - R (Commenced November 30, 2009)	10.00	0.01	(0.47)	(0.46)	(0.01)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.

(d)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY FUND

					Ratio of
		Net assets,	Ratio of	Ratio of	net investment
Net asset		end of	net expenses	total expenses	income (loss)	Portfolio
value, end	Total	period	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets(c)	net assets(c)	net assets(c)	rate

$9.55	(4.44)%	$777	1.18%	11.67%	0.37%	63%
9.49	(5.10)	14	1.93	12.42	(0.29)	63
9.57	(4.20)	4,351	0.78	11.27	0.74	63
9.56	(4.31)	20	0.93	11.42	0.62	63
9.53	(4.65)	10	1.43	11.92	0.10	63

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public
Accounting Firm

To the Trustees and Shareholders of
Goldman Sachs Trust — Fundamental Equity Value Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Growth and Income Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund and Goldman Sachs U.S. Equity Fund (collectively the “Fundamental Equity Value Funds”), portfolios of the Goldman Sachs Trust, at August 31, 2010, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fundamental Equity Value Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 21, 2010

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2010 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2010 through August 31, 2010.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Growth and Income Fund				Large Cap Value Fund				Mid Cap Value Fund				Small Cap Value Fund				U.S. Equity Fund
				Expenses				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months
	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended
Share Class	3/1/10	8/31/10		8/31/10*	3/1/10	8/31/10		8/31/10*	3/1/10	8/31/10		8/31/10*	3/1/10	8/31/10		8/31/10*	3/1/10	8/31/10		8/31/10*
Class A
Actual	$1,000.00	$932.20		$5.74	$1,000.00	$925.20		$5.68	$1,000.00	$992.20		$5.84	$1,000.00	$977.20		$7.37	$1,000.00	$929.90		$5.84
Hypothetical 5% return	1,000.00	1,019.27	+	6.00	1,000.00	1,019.30	+	5.96	1,000.00	1,019.35	+	5.92	1,000.00	1,017.75	+	7.52	1,000.00	1,019.15	+	6.11

Class B
Actual	1,000.00	928.40		9.37	1,000.00	921.60		9.30	1,000.00	988.00		9.57	1,000.00	973.50		11.07	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,015.49	+	9.79	1,000.00	1,015.52	+	9.76	1,000.00	1,015.57	+	9.71	1,000.00	1,013.99	+	11.30	N/A	N/A		N/A

Class C
Actual	1,000.00	928.70		9.38	1,000.00	922.00		9.31	1,000.00	988.30		9.58	1,000.00	973.50		11.09	1,000.00	925.00		9.38
Hypothetical 5% return	1,000.00	1,015.48	+	9.80	1,000.00	1,015.52	+	9.76	1,000.00	1,015.57	+	9.71	1,000.00	1,013.97	+	11.32	1,000.00	1,015.46	+	9.82

Institutional
Actual	1,000.00	934.10		3.80	1,000.00	926.90		3.74	1,000.00	993.90		3.83	1,000.00	978.90		5.38	1,000.00	930.90		3.80
Hypothetical 5% return	1,000.00	1,021.28	+	3.97	1,000.00	1,021.32	+	3.92	1,000.00	1,021.36	+	3.89	1,000.00	1,019.76	+	5.50	1,000.00	1,021.27	+	3.98

Service
Actual	1,000.00	931.60		6.22	1,000.00	925.80		6.16	1,000.00	991.40		6.34	1,000.00	976.50		7.87	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,018.77	+	6.50	1,000.00	1,018.80	+	6.46	1,000.00	1,018.84	+	6.42	1,000.00	1,017.24	+	8.03	N/A	N/A		N/A

Class IR
Actual	1,000.00	933.30		4.52	1,000.00	926.60		4.48	1,000.00	993.10		4.60	1,000.00	978.40		6.19	1,000.00	930.00		4.57
Hypothetical 5% return	1,000.00	1,020.53	+	4.72	1,000.00	1,020.55	+	4.70	1,000.00	1,020.59	+	4.66	1,000.00	1,018.95	+	6.31	1,000.00	1,020.47	+	4.79

Class R
Actual	1,000.00	930.90		6.96	1,000.00	924.30		6.91	1,000.00	990.80		7.14	1,000.00	975.80		8.64	1,000.00	927.90		6.94
Hypothetical 5% return	1,000.00	1,018.00	+	7.27	1,000.00	1,018.02	+	7.25	1,000.00	1,018.03	+	7.24	1,000.00	1,016.46	+	8.82	1,000.00	1,018.00	+	7.27

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2010. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Growth and Income	1.17%	1.92%	1.92%	0.77%	1.27%	0.92%	1.42%
Large Cap Value	1.17	1.92	1.92	0.77	1.27	0.92	1.42
Mid Cap Value	1.16	1.91	1.91	0.76	1.26	0.91	1.41
Small Cap Value	1.48	2.23	2.23	1.08	1.58	1.23	1.73
U.S. Equity	1.18	N/A	1.93	0.78	N/A	0.93	1.43

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Growth and Income, Goldman Sachs Large Cap Value, Goldman Sachs Mid Cap Value, Goldman Sachs Small Cap Value and Goldman Sachs U.S. Equity Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.
The Management Agreement was most recently approved for continuation until June 30, 2011 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 16-17, 2010 (the “Annual Meeting”).
The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year, since last approving the Management Agreement. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis and finance and strategy), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

(b)	information on the investment performance of the Funds, including comparisons to the performance of similar mutual funds (except for U.S. Equity Fund, which commenced operations in 2009), as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance indices, and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:

(i)	the relative management fee and expense levels of the Funds (in the case of U.S. Equity Fund, the expense levels were estimates) as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s (except for U.S. Equity Fund) expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to reimburse certain expenses of the Funds that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Funds;

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Funds (with the exception of U.S. Equity Fund, which commenced operations in 2009) and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	potential economies of scale, if any, and the levels of breakpoints in the fees payable by the Funds under the Management Agreement;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, portfolio brokerage, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	commission rates paid by the Funds, an update on the Investment Adviser’s soft dollars practices and other portfolio trading related issues;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined, the alignment of the interests of the Funds and of the portfolio managers and related potential conflicts of interest; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and compliance reports.
The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Growth and Income, Large Cap Value, Mid Cap Value and Small Cap Value Funds’ Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.
The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance
The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund (with the exception of U.S. Equity Fund, which commenced operations in 2009) to the performance of other similar SEC-registered funds and to rankings and ratings compiled by the Outside Data Provider. This information on each Fund’s (except for U.S. Equity Fund) investment performance relative to that of its peers was provided for the one-, three-, five- and ten-year periods ended December 31, 2009. The Trustees also reviewed each Fund’s (except for U.S. Equity Fund) investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Funds (except for U.S. Equity Fund) over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees considered whether each Fund had operated within its investment policies and had complied with its investment limitations.
In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s Chief Investment Officer and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.
The Trustees observed that most of the Funds had been providing investment performance within a competitive range for long-term investors. They noted, however, that the Growth and Income and Small Cap Value Funds’ performance over the one-year period ended December 31, 2009 fell from the top half of their peer groups to the fourth quartile and third quartile of their peer groups, respectively. They also noted that the performance of the Mid Cap Value Fund ranked in the third quartile of its peer group over the one-year period ended December 31, 2009, but ranked in the second quartile over the three- and five-year periods. The Trustees also recognized that the more recent three-month performance for the Funds, with the exception of the Large Cap Value Fund, improved. The Trustees noted that the U.S. Equity Fund commenced operations in 2009 and had provided a reasonable level of performance to investors in light of its investment policies and given prevailing conditions in the markets in which the Fund invests. The Trustees concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders.

Costs of Services Provided and Competitive Information
The Trustees considered the contractual fee rates payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds (with respect to U.S. Equity Fund, the Outside Data Provider used estimates). The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and (except for U.S. Equity Fund) a five-year history comparing each Fund’s expenses to the peer and category averages. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group median. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees considered the Investment Adviser’s undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Funds under the terms of the Management Agreement.
In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds (with the exception of U.S. Equity Fund, which commenced operations in 2009). In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund (except for U.S. Equity Fund) were provided for 2009 and 2008, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability and the rationale for the Funds’ breakpoint structure. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily	Growth and	Large Cap	Mid Cap	Small Cap	U.S.
Net Assets	Income Fund	Value Fund	Value Fund	Value Fund	Equity Fund

First $1 billion	0.70%	0.75%	0.75%	1.00%	0.70%
Next $1 billion	0.63	0.68	0.75	1.00	0.63
Next $3 billion	0.60	0.65	0.68	0.90	0.60
Next $3 billion	0.59	0.64	0.65	0.86	0.59
Over $8 billion	0.58	0.63	0.64	0.84	0.58

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to limit other expenses to certain amounts. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser was passing along savings to shareholders of the Growth and Income, Large Cap Value and Mid Cap Value Funds, which had asset levels above at least the first breakpoint of their respective management fee schedules.

Other Benefits to the Investment Adviser and Its Affiliates
The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned during a portion of the year by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the portfolio in which the Funds’ cash collateral was invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (j) the Investment Adviser’s ability to leverage relationships with the Funds’ third party service providers to attract more firmwide business. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of the fall-out benefits. In looking at the benefits to Goldman Sachs Agency Lending and the Investment Adviser from the securities lending program, they noted that the Funds also benefited from their participation in the securities lending program.

Other Benefits to the Funds and Their Shareholders
The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages gained from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion
In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees concluded that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2011.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 68	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)
President, ABN Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors—III and IV (November 1998-2007), and Equity-Linked Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				90	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 50	Trustee	Since 2010	Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

John P. Coblentz, Jr. Age: 69	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Diana M. Daniels Age: 61	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Vice Chair of the Board of Trustees of Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Joseph P. LoRusso Age: 53	Trustee	Since 2010	President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Jessica Palmer Age: 61	Trustee	Since 2007	Ms. Palmer is retired. Formerly, she was Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Richard P. Strubel Age: 71	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	90	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

James A. McNamara* Age: 48	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	90	None

Alan A. Shuch* Age: 60	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of October 31, 2010.
[2]	From 2000 until September 30, 2010, Patrick T. Harker also served as Trustee of the Trust and of the Goldman Sachs Mutual Fund Complex. Mr. Harker resigned from these positions on September 30, 2010.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of October 31, 2010, the Trust consisted of 77 portfolios, Goldman Sachs Variable Insurance Trust consisted of 11 portfolios and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statements of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 48	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 42	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 39	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer—Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of October 31, 2010.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statements of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Trust — Fundamental Equity Value Funds — Tax Information (Unaudited)

For the fiscal year ended August 31, 2010, 100% of the dividends paid from net investment company taxable income by the Growth and Income, Large Cap Value, Mid Cap Value, Small Cap Value and U.S. Equity Funds, respectively, qualify for the dividends received deduction available to corporations.

For the fiscal year ended August 31, 2010, the Growth and Income, Large Cap Value, Mid Cap Value and Small Cap Value Funds each designate 100% of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $676.9 billion in assets under management as of June 30, 2010 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2] Financial Square Fundssm
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime
Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury
Obligations Fund
Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund
Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Technology Tollkeeper FundSM3
■ Growth Opportunities Fund
■ U.S. Equity Fund
Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund
Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
Select Satellite[4] ■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund
Total Portfolio Solutions[4] ■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2009 year-end assets. Ranked 9th in total assets worldwide. Pensions&Investments, June 2010.
[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[3]	Effective July 31, 2010, the Goldman Sachs Tollkeeper Fund was renamed the Goldman Sachs Technology Tollkeeper Fund.

[4]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates. The Goldman Sachs Technology Tollkeeper Fundsm and Financial Square Fundssm are registered service marks of Goldman, Sachs & Co.

TRUSTEES
Ashok N. Bakhru, Chairman
Donald C. Burke*
John P. Coblentz, Jr.
Diana M. Daniels
Joseph P. LoRusso*
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
*Effective August 19, 2010	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

A summary prospectus, if available, and/or a Prospectus for a Fund containing more information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail — 1-800-526-7384) (institutional — 1-800-621-2550) for the Goldman Sachs Funds. Please consider a Fund’s objectives, risks, and charges and expenses, and read the summary prospectus, if available, and the Prospectus carefully before investing. The summary prospectus, if available, and the Prospectus contains this and other information about a Fund.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available and the Prospectus contain this and other information about a Fund.

Copyright ©2010 Goldman, Sachs & Co. All rights reserved. 42143.MF.TMPL EQVALAR10 / 402K / 10-10

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2010	2009	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,616,425	$2,839,892	Financial Statement audits. $132,206 and $201,250, represent audit fees borne by the Funds’ adviser, in 2010 and 2009, respectively, in relation to fees incurred as a result of fiscal year end changes.

Audit-Related Fees:

• PwC	$110,517	$140,500	Other attest services. $17,800 represents fees borne by the Funds’ adviser in 2009 in relation to fees incurred as a result of fiscal year end changes.

Tax Fees:

• PwC	$894,197	$590,340	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns. $28,275 and $145,994 represent fees borne by the Funds’ adviser in 2010 and 2009, respectively, in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2010	2009	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,312,000	$1,509,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the years ended August 31, 2010 and August 31, 2009 were approximately $1,004,714 and $730,840 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended December 31, 2009 and December 31, 2008 were approximately $5.8 million and $5.8 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2009 and 2008 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 29, 2010

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	October 29, 2010